UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.23

ANNUAL REPORT

AB DISRUPTORS ETF

(NYSE: FWD)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Disruptors ETF (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB DISRUPTORS ETF | 1

ANNUAL REPORT

January 12, 2024

This report provides management’s discussion of fund performance for the AB Disruptors ETF for the annual reporting period ended November 30, 2023.

The Fund’s investment objective is long term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	Since Inception

AB Disruptors ETF	8.20%	15.46%

Benchmark: MSCI ACWI Growth	8.88%	16.33%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, Morgan Stanley Capital International (“MSCI ”) All Country World Index (“ACWI”) Growth, for the six- and 12-month periods ended November 30, 2023.

Since its inception date, the Fund has underperformed the benchmark, before sales charges. Security selection drove underperformance, relative to the benchmark. Security selection within technology and financials detracted most, while selection within industrials and communication services contributed. Sector selection was positive. Gains from an overweight to technology and an underweight to consumer staples offset losses from an overweight to industrials and an underweight to communication services.

During the six-month period, the Fund underperformed the benchmark, before sales charges. Security selection drove underperformance. Security selection within technology and financials detracted from returns, while selection within communication services and industrials contributed. Sector selection was positive. Gains from an underweight to consumer staples and an overweight to technology offset losses from underweights to communication services and energy.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended November 30, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected

2 | AB DISRUPTORS ETF	abfunds.com

third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory. As the period ended, equity markets rallied sharply as Treasury yields eased, soft-landing optimism accelerated and the prospect of 2024 rate cuts gained momentum, underpinned by a rapid deceleration of inflation and softening economic data. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value by a wide margin, led by the technology sector and artificial intelligence optimism. Large-cap stocks rose, significantly outperforming small-cap stocks, which declined.

The Fund’s Senior Investment Team (the “Team”) seeks to outperform global growth equity markets by investing in innovative market leaders who are poised to disrupt their respective industries. The Team combines top-down thematic research with rigorous, bottom-up fundamental analysis and a robust risk management process. The Team selects companies at the rapid adoption phase of the S-curve in an effort to provide access to durable high-growth opportunities, with proven business models and a clear path to potential profitability. The Fund normally holds 80-100 stocks that are aligned with long-term secular growth trends.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, in a global portfolio of equity securities. The Fund invests in companies of all market capitalizations, and invests globally in companies located in various developed and emerging market countries.

In pursuing the Fund’s investment objective, the Adviser will invest the Fund’s assets in the securities of companies that it considers to offer good prospects for attractive returns relative to general equity markets. The Adviser seeks to invest in “disruptive” innovation leaders, which are companies that are at the forefront of global innovation through the use of technology to change the status quo in the markets for their products or services, to develop new products, to enhance existing products or to develop or improve creative solutions that increase demand for their products. The Fund may invest in companies in any sector or industry, although the Adviser’s focus on innovation leaders may result in substantial investment in companies operating in one or more industries within the information technology sector.

The Adviser’s research process combines top-down evaluation of innovative growth trends with fundamental bottom-up analysis that

(continued on next page)

abfunds.com	AB DISRUPTORS ETF | 3

seeks to identify companies that are true innovators in their field and offer durable growth prospects. The factors that the Adviser considers as part of its fundamental analysis include, among others, a company’s current profitability, projected future profitability, growth prospects, competitive position, pricing power, technological advantage, and strength of management.

Currency fluctuations can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Fund will not typically hedge its currency exposure.

The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI Growth captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed-market countries and 24 emerging-market countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk: The Fund invests in publicly traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions and non-economic factors such as market perceptions and social or political events.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Global Risk: The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location.

abfunds.com	AB DISRUPTORS ETF | 5

DISCLOSURES AND RISKS (continued)

These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce the Fund’s returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments. Because the Fund may invest to a significant extent in the information technology sector, the Fund’s performance largely depends on the general condition of that sector. Companies in the information technology sector could be affected by, among other things, changes in interest rates, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

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DISCLOSURES AND RISKS (continued)

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models,

abfunds.com	AB DISRUPTORS ETF | 7

DISCLOSURES AND RISKS (continued)

but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/21//20231 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Disruptors ETF (from 3/21/2023 to 11/30/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/21/2023

Information about the Fund’s NAV, market price, and premiums and discounts is available on the Fund’s website at www.abfunds.com.

abfunds.com	AB DISRUPTORS ETF | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

AB Disruptors ETF

Since Inception[1]	15.46%	15.46%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.65% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	Inception date: 3/21/2023

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

Market Returns (reflects applicable sales charges)

AB Disruptors ETF

Since inception[1]	24.71%

1	Inception date: 3/21/2023

abfunds.com	AB DISRUPTORS ETF | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,082.00	$3.39	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB DISRUPTORS ETF | 13

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $178.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Amazon.com, Inc.	$5,231,775	2.9%

Microsoft Corp.	4,614,366	2.6

NVIDIA Corp.	4,385,623	2.5

Meta Platforms, Inc. – Class A	4,278,795	2.4

Advanced Micro Devices, Inc.	3,854,342	2.2

Alphabet, Inc. – Class A	3,840,455	2.2

Intuitive Surgical, Inc.	3,564,402	2.0

Broadcom, Inc.	3,329,851	1.9

Adobe, Inc.	3,248,740	1.8

ARM Holdings PLC (ADR)	2,886,748	1.6

	$39,235,097	22.1%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 50.8%
Communications Equipment – 1.4%
Arista Networks, Inc.(a)	11,093	$2,437,243

Electronic Equipment, Instruments & Components – 2.9%
Celestica, Inc. (Toronto)(a)	62,337	1,680,605
Keyence Corp.	4,150	1,778,351
Sunny Optical Technology Group Co., Ltd.	92,600	879,133
TE Connectivity Ltd.	6,873	900,363

		5,238,452

IT Services – 3.6%
MongoDB, Inc.(a)	3,724	1,548,216
Okta, Inc.(a)	18,591	1,246,526
Shopify, Inc. – Class A(a)	25,156	1,831,860
Snowflake, Inc. – Class A(a)	9,897	1,857,469

		6,484,071

Semiconductors & Semiconductor Equipment – 23.8%
Advanced Micro Devices, Inc.(a)	31,812	3,854,342
Advantest Corp.	61,090	1,934,334
Ambarella, Inc.(a)	7,422	435,746
Analog Devices, Inc.	4,811	882,241
Applied Materials, Inc.	11,721	1,755,571
ARM Holdings PLC (ADR)(a)	46,939	2,886,748
ASML Holding NV	3,400	2,311,169
Broadcom, Inc.	3,597	3,329,851
Credo Technology Group Holding Ltd.(a)	52,492	940,132
Disco Corp.	9,137	1,983,335
Impinj, Inc.(a)	17,170	1,435,240
Intel Corp.	46,271	2,068,314
Lam Research Corp.	3,015	2,158,499
Marvell Technology, Inc.	30,838	1,718,602
Micron Technology, Inc.	22,656	1,724,575
Monolithic Power Systems, Inc.	2,734	1,500,200
NVIDIA Corp.	9,377	4,385,623
ON Semiconductor Corp.(a)	12,467	889,271
Onto Innovation, Inc.(a)	13,697	1,931,414
Silicon Laboratories, Inc.(a)	8,873	934,948
Taiwan Semiconductor Manufacturing Co., Ltd.	96,907	1,789,864
Teradyne, Inc.	17,506	1,614,578

		42,464,597

Software – 17.8%
Adobe, Inc.(a)	5,317	3,248,740
ANSYS, Inc.(a)	6,324	1,855,209
Atlassian Corp., Ltd. – Class A(a)	8,178	1,561,589
Cloudflare, Inc. – Class A(a)	16,786	1,295,040

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Confluent, Inc. – Class A(a)	25,254	$535,890
Crowdstrike Holdings, Inc. – Class A(a)	6,918	1,639,497
Datadog, Inc. – Class A(a)	9,481	1,105,200
Elastic NV(a)	9,973	801,430
Fortinet, Inc.(a)	15,601	819,989
HubSpot, Inc.(a)	2,039	1,007,123
Microsoft Corp.	12,178	4,614,366
Oracle Corp.	15,146	1,760,117
Palantir Technologies, Inc. – Class A(a)	43,782	877,829
Palo Alto Networks, Inc.(a)	8,627	2,545,741
Procore Technologies, Inc.(a)	24,452	1,444,869
Samsara, Inc. – Class A(a)	30,722	846,084
SentinelOne, Inc. – Class A(a)	73,134	1,396,128
ServiceNow, Inc.(a)	3,661	2,510,494
Synopsys, Inc.(a)	3,500	1,901,305

		31,766,640

Technology Hardware, Storage & Peripherals – 1.3%
Dell Technologies, Inc. – Class C	18,219	1,382,276
Pure Storage, Inc. – Class A(a)	25,456	847,939

		2,230,215

		90,621,218

Industrials – 12.7%
Aerospace & Defense – 3.4%
BAE Systems PLC	95,709	1,272,209
HEICO Corp.	7,669	1,311,629
Howmet Aerospace, Inc.	36,050	1,896,230
Rolls-Royce Holdings PLC(a)	456,758	1,554,289

		6,034,357

Construction & Engineering – 1.1%
Quanta Services, Inc.	9,908	1,865,775

Electrical Equipment – 4.7%
ABB Ltd. (REG)	69,562	2,768,845
Eaton Corp. PLC	8,074	1,838,369
Generac Holdings, Inc.(a)	8,000	936,560
nVent Electric PLC	16,897	899,765
Schneider Electric SE	10,321	1,898,871

		8,342,410

Industrial Conglomerates – 0.7%
General Electric Co.	10,585	1,289,253

Machinery – 2.8%
Mitsubishi Heavy Industries Ltd.	38,700	2,164,384
SMC Corp.	3,080	1,551,094
Weir Group PLC (The)	56,761	1,345,873

		5,061,351

		22,593,146

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 12.2%
Biotechnology – 0.7%
Genmab A/S(a)	3,701	$1,170,450

Health Care Equipment & Supplies – 6.1%
Boston Scientific Corp.(a)	40,442	2,260,303
Dexcom, Inc.(a)	16,608	1,918,556
Hoya Corp.	11,900	1,341,452
Intuitive Surgical, Inc.(a)	11,467	3,564,402
Stryker Corp.	5,935	1,758,719

		10,843,432

Health Care Providers & Services – 1.0%
McKesson Corp.	3,860	1,816,362

Life Sciences Tools & Services – 2.3%
Illumina, Inc.(a)	4,402	448,784
Sartorius AG	6,125	1,974,823
Thermo Fisher Scientific, Inc.	3,492	1,731,194

		4,154,801

Pharmaceuticals – 2.1%
Eli Lilly & Co.	2,976	1,758,935
Novo Nordisk A/S – Class B	19,790	2,014,290

		3,773,225

		21,758,270

Communication Services – 9.6%
Entertainment – 3.3%
NetEase, Inc.	71,100	1,604,923
Netflix, Inc.(a)	4,318	2,046,602
Roku, Inc.(a)	13,013	1,355,955
Take-Two Interactive Software, Inc.(a)	5,885	931,007

		5,938,487

Interactive Media & Services – 5.3%
Alphabet, Inc. – Class A(a)	28,978	3,840,455
Meta Platforms, Inc. – Class A(a)	13,079	4,278,795
Pinterest, Inc. – Class A(a)	39,218	1,336,157

		9,455,407

Media – 1.0%
Trade Desk, Inc. (The) – Class A(a)	24,366	1,716,828

		17,110,722

Consumer Discretionary – 8.6%
Automobile Components – 1.5%
Aptiv PLC(a)	16,382	1,357,085
Visteon Corp.(a)	10,748	1,275,465

		2,632,550

abfunds.com	AB DISRUPTORS ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Broadline Retail – 4.3%
Amazon.com, Inc.(a)	35,812	$5,231,775
Global-e Online Ltd.(a)	11,529	394,868
MercadoLibre, Inc.(a)	1,318	2,135,767

		7,762,410

Hotels, Restaurants & Leisure – 2.8%
Booking Holdings, Inc.(a)	311	972,093
DoorDash, Inc. – Class A(a)	16,263	1,528,397
DraftKings, Inc. – Class A(a)	43,281	1,655,065
Evolution AB	7,999	830,063

		4,985,618

		15,380,578

Financials – 2.2%
Financial Services – 2.2%
Adyen NV(a)	2,215	2,588,379
PayPal Holdings, Inc.(a)	23,179	1,335,342

		3,923,721

Real Estate – 1.0%
Specialized REITs – 1.0%
Equinix, Inc.	2,205	1,797,097

Materials – 0.9%
Metals & Mining – 0.9%
Freeport-McMoRan, Inc.	42,394	1,582,144

Energy – 0.8%
Energy Equipment & Services – 0.8%
Baker Hughes Co.	45,116	1,522,665

Total Common Stocks (cost $157,278,924)		176,289,561

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(b)(c)(d) (cost $1,545,254)	1,545,254	1,545,254

Total Investments – 99.7% (cost $158,824,178)		177,834,815
Other assets less liabilities – 0.3%		557,622

Net Assets – 100.0%		$178,392,437

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

18 | AB DISRUPTORS ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB DISRUPTORS ETF | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $157,278,924)	$176,289,561
Affiliated issuers (cost $1,545,254)	1,545,254
Foreign currencies, at value (cost $143,450)	145,110
Receivable for investment securities sold	2,383,034
Unaffiliated dividends receivable	81,283
Affiliated dividends receivable	12,692
Receivable due from Advisor	382

Total assets	180,457,316

Liabilities
Payable for investment securities purchased	1,976,520
Advisory fee payable	88,359

Total liabilities	2,064,879

Net Assets	$178,392,437

Composition of Net Assets
Capital stock, at par	$309
Additional paid-in-capital	165,641,640
Distributable earnings	12,750,488

Net Assets	$178,392,437

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 3,090,020 shares outstanding)	$57.73

See notes to financial statements.

20 | AB DISRUPTORS ETF	abfunds.com

STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to November 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,567)	$299,918
Affiliated issuers	98,283	$398,201

Expenses
Advisory fee (see Note B)	425,035

Total expenses	425,035
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,546)

Net expenses		422,489

Net investment loss		(24,288)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,273,146)
In-kind redemptions		823,032
Foreign currency transactions		6,677
Net change in unrealized appreciation (depreciation) of:
Investments		19,010,637
Foreign currency denominated assets and liabilities		2,029

Net gain on investment and foreign currency transactions		13,569,229

Net Increase in Net Assets from Operations		$13,544,941

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB DISRUPTORS ETF | 21

STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(24,288)
Net realized loss on investment transactions	(5,443,437)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	19,012,666

Net increase in net assets from operations	13,544,941
Transactions in Shares of the Fund
Net increase (decrease)	164,842,104
Other capital	5,392

Total increase	178,392,437
Net Assets
Beginning of period	– 0	–

End of period	$178,392,437

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Disruptors ETF (the “Fund”), a non-diversifed portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB DISRUPTORS ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$80,824,165		$9,797,053		$	– 0	–	$90,621,218
Industrials	12,806,426		9,786,720			– 0	–	22,593,146
Health Care	15,257,255		6,501,015			– 0	–	21,758,270
Communication Services	15,505,799		1,604,923			– 0	–	17,110,722
Consumer Discretionary	14,550,515		830,063			– 0	–	15,380,578
Financials	1,335,342		2,588,379			– 0	–	3,923,721
Real Estate	1,797,097		– 0	–		– 0	–	1,797,097
Materials	1,582,144		– 0	–		– 0	–	1,582,144
Energy	1,522,665		– 0	–		– 0	–	1,522,665
Short-Term Investments	1,545,254		– 0	–		– 0	–	1,545,254

Total Investments in Securities	146,726,662		31,108,153			– 0	–	177,834,815
Other Financial Instruments(a)	– 0	–	– 0	–		– 0	–	– 0	–

Total	$146,726,662		$31,108,153		$	– 0	–	$177,834,815

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a

26 | AB DISRUPTORS ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

abfunds.com	AB DISRUPTORS ETF | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $2,546.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$49,874	$48,329	$1,545	$98

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$108,500,197		$85,686,884
U.S. government securities	– 0	–	– 0	–

28 | AB DISRUPTORS ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$146,378,355		$4,874,542
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$159,990,386

Gross unrealized appreciation	$20,951,029
Gross unrealized depreciation	(3,106,600)

Net unrealized appreciation	$17,844,429

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB DISRUPTORS ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to November 30, 2023	March 22, 2023(a) to November 30, 2023

Shares sold	3,190,020	$170,414,033

Shares redeemed	(100,000)	(5,571,929)

Net increase	3,090,020	$164,842,104

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Global Risk—The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments. Because the Fund may invest to a significant extent in the information technology sector, the Fund’s performance largely depends on the general condition of that sector. Companies in the information technology sector could be affected by, among other things, changes in interest rates, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

abfunds.com	AB DISRUPTORS ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary

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NOTES TO FINANCIAL STATEMENTS (continued)

volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

abfunds.com	AB DISRUPTORS ETF | 33

NOTES TO FINANCIAL STATEMENTS (continued)

there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

There were no distributions paid during the fiscal period ended November 30, 2023

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(5,095,970	)(a)
Unrealized appreciation (depreciation)	17,846,458	(b)

Total accumulated earnings (deficit)	$12,750,488

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $5,095,970.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $5,095,970, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

34 | AB DISRUPTORS ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment loss(b)(c)	(.01)

Net realized and unrealized gain on investment transactions	7.74

Net increase in net asset value from operations	7.73

Net asset value, end of period	$ 57.73

Total Return

Total investment return based on net asset value(d)	15.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178,392

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.65	%^

Expenses, before waivers/reimbursements	.65	%^

Net investment loss(c)	(.04	)%^

Portfolio turnover rate(e)	90%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

36 | AB DISRUPTORS ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Disruptors ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Disruptors ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB DISRUPTORS ETF | 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

38 | AB DISRUPTORS ETF	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Lei Qiu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Disruptive Innovation Investment Team. Ms. Qiu is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 48 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,# 80 (2023)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Lei Qiu 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

48 | AB DISRUPTORS ETF	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

50 | AB DISRUPTORS ETF	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Disruptors ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

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of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services

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provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s projected expense ratio was above a median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

54 | AB DISRUPTORS ETF	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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GROWTH

Concentrated Growth Fund

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VALUE

Discovery Value Fund

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Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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National Portfolio

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TAXABLE

Bond Inflation Strategy

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Short Duration High Yield Portfolio1

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB DISRUPTORS ETF | 55

NOTES

56 | AB DISRUPTORS ETF	abfunds.com

AB DISRUPTORS ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-DR-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB HIGH YIELD ETF

(NYSE: HYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield ETF (the “Fund”). Please review the discussion of ETF performance, the market conditions during the reporting period and the ETF’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB HIGH YIELD ETF | 1

ANNUAL REPORT

January 23, 2024

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the annual reporting period ended November 30, 2023.

At meetings held on January 31–February 1, 2023, the Board of Directors of the AB Bond Fund, Inc. (the “Board”) approved the reorganization of the Fund into a newly created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into an ETF (the “Acquiring Portfolio”), a newly created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund. The closing date of the Conversion was May 15, 2023. In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Portfolio, and stockholders of the Fund received shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). Also in connection with the Conversion, Class A and Class Z shares of the Fund were automatically converted into Advisor Class shares on April 14, 2023. The Adviser believes that the Conversion will provide multiple benefits for investors of the Fund, including lower net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	1 Month	6 Months	12 Months

AB High Yield ETF	4.84%	5.57%	7.92%

Bloomberg US Corporate HY 2% Issuer Capped Index	4.53%	5.52%	8.69%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended November 30, 2023. The table also includes the Markit iBoxx USD Liquid High Yield Index.

During the 12-month period, the Fund underperformed the primary benchmark, before sales charges. Security selection was the largest detractor, relative to the benchmark, particularly security selection in

2 | AB HIGH YIELD ETF	abfunds.com

banking, media, technology and consumer noncyclical, while selection within automotive and telecommunications contributed. Yield-curve positioning contributed, mostly from an underweight to the five-year part of the curve. Industry allocation also contributed, mainly from overweights to insurance, banking and telecommunications. Additionally, off-benchmark exposure to high yield credit default swaps contributed to performance, partially offset by losses from exposure to US Treasuries. An underweight to consumer cyclical-retailers contributed to performance. Currency decisions were a minor contributor to performance during the period.

Over the six-month period, the Fund outperformed the benchmark. Industry allocation was the largest contributor to relative performance, mostly from overweights to banking and media, and off-benchmark exposure to high yield credit default swaps, which were partially offset by off-benchmark exposure to US Treasuries. Security selection also contributed, as selection in consumer noncyclical, media, energy, technology and automotive exceeded losses from selection in banking, airlines and finance. Yield-curve positioning detracted, mainly from an overweight to the 10-year part of the curve and an underweight to the six-month part of the curve. Currency decisions did not impact performance.

During the one month period, the Fund outperformed the benchmark. The biggest contributor to performance was industry allocation and security selection. Credit index derivatives and an overweight to media contributed to performance, while cash detracted. Yield-curve positioning also contributed to overall performance.

During both periods, the Fund used derivatives in the form of credit default swaps and currency forwards. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive as yields fell beginning in October, with only the UK and Germany posting negative returns during the period. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign

abfunds.com	AB HIGH YIELD ETF | 3

and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service, or BB+ or lower by S&P Global Ratings or Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund invests most often in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

4 | AB HIGH YIELD ETF	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

abfunds.com	AB HIGH YIELD ETF | 5

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

6 | AB HIGH YIELD ETF	abfunds.com

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away”

abfunds.com	AB HIGH YIELD ETF | 7

DISCLOSURES AND RISKS (continued)

from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016, shown reflects the historical performance of the AB High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee adjustments and would have been different if the Fund had been

8 | AB HIGH YIELD ETF	abfunds.com

DISCLOSURES AND RISKS (continued)

managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

Effective April 14, 2023, Class A and Class Z shares were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH YIELD ETF | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2013 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield ETF (from 11/30/2013 to 11/30/2023) as compared to the performance of the Fund’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

Information about the Fund’s NAV, market price, and premiums and discounts is available on the Fund’s website at www.abfunds.com.

10 | AB HIGH YIELD ETF	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	Market Returns (reflects applicable sales charges)	SEC Yields[1]

AB High Yield ETF			8.10%

1 Year	7.92%	8.09%

5 Years	4.55%	4.58%

10 Years	4.28%	4.29%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.40% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended November 30, 2023.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

abfunds.com	AB HIGH YIELD ETF | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

Market Returns (reflects applicable sales charges)

AB High Yield ETF

1 Year	12.94%

5 Years	5.83%

10 Years	4.61%

12 | AB HIGH YIELD ETF	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB HIGH YIELD ETF | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,048.40	$0.34	**	0.40%
Hypothetical***	$1,000	$1,023.06	$2.03		0.40%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from November 1, 2023 and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

14 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $79.7

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB HIGH YIELD ETF | 15

PORTFOLIO OF INVESTMENTS

November 30, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 73.2%
Industrial – 65.2%
Basic – 4.3%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)	U.S.$	68	$69,530
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		292	196,861
7.50%, 09/30/2029(a)		17	9,049
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.75%, 07/15/2026(a)		30	28,108
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,389
6.75%, 03/15/2026(a)		40	40,101
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		97	94,631
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		137	125,643
Element Solutions, Inc. 3.875%, 09/01/2028(a)		329	292,323
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	1,598
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		367	320,296
5.875%, 04/15/2030(a)		8	7,696
6.125%, 04/15/2032(a)		189	183,132
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	104,751
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		12	10,935
3.75%, 02/01/2030(a)		23	19,996
4.75%, 07/15/2027(a)		28	26,580
INEOS Quattro Finance 2 PLC 9.625%, 03/15/2029(a)		214	221,781
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)	EUR	100	97,444
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	151	128,818
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	33,186
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		98	87,834
LABL, Inc. 5.875%, 11/01/2028(a)		80	69,826

16 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)	U.S.$	60	$	– 0	–
Olympus Water US Holding Corp. 9.75%, 11/15/2028(a)		266		274,243
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		12		10,765
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		431		404,649
Sealed Air Corp. 5.50%, 09/15/2025(a)		33		32,821
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		53		52,403
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		20		17,381
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		166		158,012
5.625%, 08/15/2029(a)		344		289,583

				3,415,365

Capital Goods – 7.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120		68,240
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	200		158,950
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200		177,296
5.25%, 08/15/2027(a)		400		293,512
Ball Corp. 2.875%, 08/15/2030		390		322,936
Bombardier, Inc. 6.00%, 02/15/2028(a)		46		43,358
7.50%, 02/01/2029(a)		44		43,573
7.875%, 04/15/2027(a)		115		115,109
8.75%, 11/15/2030(a)		77		78,816
Calderys Financing LLC 11.25%, 06/01/2028(a)		169		172,618
Chart Industries, Inc. 7.50%, 01/01/2030(a)		41		41,826
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		126		121,411
5.125%, 07/15/2029(a)		11		10,352
6.375%, 02/01/2031(a)		68		67,457
Covanta Holding Corp. 4.875%, 12/01/2029(a)		157		130,739

abfunds.com	AB HIGH YIELD ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown Americas LLC 5.25%, 04/01/2030	U.S.$	31	$29,308
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	20,622
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		384	377,687
EnerSys 4.375%, 12/15/2027(a)		80	73,563
Enviri Corp. 5.75%, 07/31/2027(a)		151	131,292
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		218	195,413
6.75%, 01/15/2031(a)		49	49,429
Griffon Corp. 5.75%, 03/01/2028		47	44,418
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		3	2,880
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		205	191,825
Madison IAQ LLC 5.875%, 06/30/2029(a)		234	195,645
Moog, Inc. 4.25%, 12/15/2027(a)		56	51,939
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		67	59,152
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	107,830
Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	200	191,954
Stericycle, Inc. 3.875%, 01/15/2029(a)		180	159,043
Summit Materials LLC/Summit Materials Finance Corp. 7.25%, 01/15/2031(a)		36	36,000
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		200	189,942
TransDigm, Inc. 4.625%, 01/15/2029		150	135,237
4.875%, 05/01/2029		84	76,116
6.25%, 03/15/2026(a)		195	193,764
6.75%, 08/15/2028(a)		350	351,085
6.875%, 12/15/2030(a)		83	83,182
7.125%, 12/01/2031(a)		202	205,551
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		85	86,700
Triumph Group, Inc. 7.75%, 08/15/2025		23	22,521
9.00%, 03/15/2028(a)		383	394,004

18 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WESCO Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	14	$14,039
7.25%, 06/15/2028(a)		120	121,966

			5,638,300

Communications - Media – 8.4%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		106	94,955
Altice Financing SA 5.00%, 01/15/2028(a)		228	194,894
5.75%, 08/15/2029(a)		226	185,978
AMC Networks, Inc. 4.25%, 02/15/2029		298	207,837
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		106	90,870
Banijay Entertainment SASU 8.125%, 05/01/2029(a)		246	248,298
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		50	41,743
4.50%, 08/15/2030(a)		235	201,609
4.50%, 06/01/2033(a)		64	51,260
4.75%, 03/01/2030(a)		40	35,015
4.75%, 02/01/2032(a)		11	9,238
5.00%, 02/01/2028(a)		193	180,800
5.125%, 05/01/2027(a)		295	280,704
6.375%, 09/01/2029(a)		66	63,654
7.375%, 03/01/2031(a)		169	168,819
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		239	221,546
CSC Holdings LLC 4.625%, 12/01/2030(a)		215	118,727
5.50%, 04/15/2027(a)		356	315,783
7.50%, 04/01/2028(a)		200	136,806
11.25%, 05/15/2028(a)		209	208,488
DISH DBS Corp. 5.25%, 12/01/2026(a)		395	317,904
5.75%, 12/01/2028(a)		263	195,483
5.875%, 11/15/2024		86	75,517
7.375%, 07/01/2028		71	35,471
7.75%, 07/01/2026		101	60,200
DISH Network Corp. 3.375%, 08/15/2026(i)		27	12,206
National CineMedia LLC 5.75%, 08/15/2026(b)(d)†		21	– 0	–
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		35	24,946
Gray Television, Inc. 4.75%, 10/15/2030(a)		125	89,246

abfunds.com	AB HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

iHeartCommunications, Inc. 4.75%, 01/15/2028(a)	U.S.$	118	$90,010
Lamar Media Corp. 4.875%, 01/15/2029		8	7,564
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		200	168,636
6.75%, 10/15/2027(a)		200	188,156
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029(a)		30	19,043
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		349	318,515
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		11	9,444
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		214	159,233
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		246	207,703
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		130	91,174
5.50%, 03/01/2030(a)		243	177,985
Univision Communications, Inc. 4.50%, 05/01/2029(a)		254	222,794
6.625%, 06/01/2027(a)		100	98,552
7.375%, 06/30/2030(a)		165	162,261
Urban One, Inc. 7.375%, 02/01/2028(a)		154	131,251
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		400	334,464
VZ Secured Financing BV 5.00%, 01/15/2032(a)		318	260,337
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		200	156,214

			6,671,333

Communications - Telecommunications – 1.8%
Altice France Holding SA 10.50%, 05/15/2027(a)		252	134,187
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	245	196,945
5.125%, 07/15/2029(a)	U.S.$	224	159,898
5.50%, 01/15/2028(a)		200	153,016
5.50%, 10/15/2029(a)		224	161,034
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		94	77,810
Embarq Corp. 7.995%, 06/01/2036		61	34,933

20 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Frontier Communications Holdings LLC 8.75%, 05/15/2030(a)	U.S.$	69	$68,867
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(d)(e)†		158	– 0	–
8.50%, 10/15/2024(b)(d)(e)(g)†		47	– 0	–
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)		180	64,147
4.25%, 07/01/2028(a)		134	53,341
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	147,406
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	200	170,840

			1,422,424

Consumer Cyclical - Automotive – 2.4%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		90	75,249
5.875%, 06/01/2029(a)		184	178,191
Dana, Inc. 4.25%, 09/01/2030		20	16,904
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		255	240,990
Exide Technologies 11.00%, 10/31/2024(b)(d)(e)(g)†		45	– 0	–
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		200	190,336
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(a)		200	192,110
Mclaren Finance PLC 7.50%, 08/01/2026(a)		200	170,788
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	88,216
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	105,829
Tenneco, Inc. 8.00%, 11/17/2028(a)		412	339,505
Titan International, Inc. 7.00%, 04/30/2028		19	18,345
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		150	146,787
7.125%, 04/14/2030(a)		158	161,999

			1,925,249

Consumer Cyclical - Entertainment – 3.6%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	23,483

abfunds.com	AB HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	220	$198,726
5.75%, 03/01/2027(a)		295	280,111
7.00%, 08/15/2029(a)		203	207,186
Cedar Fair LP 5.25%, 07/15/2029		25	22,890
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		216	209,492
5.50%, 05/01/2025(a)		63	62,821
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	39,984
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		110	106,297
5.875%, 03/15/2026(a)		144	136,331
5.875%, 02/15/2027(a)		8	7,746
7.75%, 02/15/2029(a)		60	57,002
8.125%, 01/15/2029(a)		98	99,864
8.375%, 02/01/2028(a)		98	101,275
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		91	87,602
5.50%, 08/31/2026(a)		139	135,311
5.50%, 04/01/2028(a)		173	165,324
9.25%, 01/15/2029(a)		82	87,217
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		202	185,143
8.75%, 05/01/2025(a)		33	33,386
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		135	130,116
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		28	27,989
Viking Cruises Ltd. 7.00%, 02/15/2029(a)		50	47,880
9.125%, 07/15/2031(a)		201	210,045
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	27,043
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		191	178,713

			2,868,977

Consumer Cyclical - Other – 4.2%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		14	13,734
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	142,526

22 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Builders FirstSource, Inc. 5.00%, 03/01/2030(a)	U.S.$	158	$147,152
6.375%, 06/15/2032(a)		115	113,259
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		239	237,724
8.125%, 07/01/2027(a)		50	50,917
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		105	97,688
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	18,428
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		174	166,701
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	38,421
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		255	214,195
4.875%, 01/15/2030		17	15,991
5.75%, 05/01/2028(a)		11	10,842
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		341	286,198
5.00%, 06/01/2029(a)		49	43,262
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		70	66,271
Light & Wonder International, Inc. 7.00%, 05/15/2028(a)		9	9,026
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		469	394,912
Mattamy Group Corp. 4.625%, 03/01/2030(a)		241	212,666
MGM Resorts International 4.75%, 10/15/2028		138	127,682
6.75%, 05/01/2025		90	90,321
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		20	14,488
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		20	17,807
Standard Industries, Inc./NJ 4.75%, 01/15/2028(a)		60	56,407
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,687
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		70	64,490
5.75%, 01/15/2028(a)		8	7,785
5.875%, 06/15/2027(a)		25	24,588

abfunds.com	AB HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travel + Leisure Co. 4.50%, 12/01/2029(a)	U.S.$	52	$44,771
4.625%, 03/01/2030(a)		12	10,334
6.625%, 07/31/2026(a)		249	248,836
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		90	82,840
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		184	175,586
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	77,743

			3,339,278

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030(a)		30	25,886
5.75%, 04/15/2025(a)		124	123,945
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	5,003
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	18,796
Raising Cane’s Restaurants LLC 9.375%, 05/01/2029(a)		90	94,536

			268,166

Consumer Cyclical - Retailers – 3.7%
Arko Corp. 5.125%, 11/15/2029(a)		99	82,583
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		193	173,779
5.00%, 02/15/2032(a)		35	30,544
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	24,899
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		28	27,976
Carvana Co. 5.50%, 04/15/2027(a)		39	27,136
12.00%, 12/01/2028(a)(f)(h)		144	113,720
FirstCash, Inc. 5.625%, 01/01/2030(a)		11	10,297
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	24,870
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		102	91,884
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	62,778

24 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)	U.S.$	49	$42,804
8.25%, 08/01/2031(a)		49	49,394
Levi Strauss & Co. 3.50%, 03/01/2031(a)		86	72,271
Lithia Motors, Inc. 4.375%, 01/15/2031(a)		347	298,836
Michaels Cos., Inc. (The) 7.875%, 05/01/2029(a)		58	32,910
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		399	373,695
Penske Automotive Group, Inc. 3.75%, 06/15/2029		89	77,432
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		515	485,537
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		115	101,425
4.875%, 11/15/2031(a)		238	200,287
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		187	181,416
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	16,847
Staples, Inc. 7.50%, 04/15/2026(a)		206	182,310
10.75%, 04/15/2027(a)		61	39,704
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	17,391
William Carter Co. (The) 5.625%, 03/15/2027(a)		45	43,841
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		68	52,204

			2,938,770

Consumer Non-Cyclical – 9.4%
ACCO Brands Corp. 4.25%, 03/15/2029(a)		30	25,947
AdaptHealth LLC 4.625%, 08/01/2029(a)		206	162,763
5.125%, 03/01/2030(a)		45	35,823
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(a)		40	37,584
3.50%, 03/15/2029(a)		346	306,705
4.875%, 02/15/2030(a)		100	93,494
6.50%, 02/15/2028(a)		31	31,123

abfunds.com	AB HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028(a)	U.S.$	249	$254,710
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	29,056
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	99,686
6.25%, 02/15/2029(a)		31	11,121
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		14	11,725
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		20	14,857
5.25%, 05/15/2030(a)		623	492,918
5.625%, 03/15/2027(a)		17	15,231
6.00%, 01/15/2029(a)		14	11,830
6.875%, 04/01/2028(a)		51	24,784
6.875%, 04/15/2029(a)		126	74,340
8.00%, 03/15/2026(a)		44	42,537
DaVita, Inc. 3.75%, 02/15/2031(a)		165	129,137
4.625%, 06/01/2030(a)		545	460,710
Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)		257	257,704
Embecta Corp. 5.00%, 02/15/2030(a)		409	343,650
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	48,472
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		61	60,531
Garden Spinco Corp. 8.625%, 07/20/2030(a)		82	86,130
Grifols SA 4.75%, 10/15/2028(a)		200	176,828
IQVIA, Inc. 6.50%, 05/15/2030(a)		200	201,704
Jazz Securities DAC 4.375%, 01/15/2029(a)		200	180,078
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		150	138,923
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		156	139,732
4.875%, 05/15/2028(a)		17	16,259
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		421	368,619
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		212	139,093

26 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medline Borrower LP 3.875%, 04/01/2029(a)	U.S.$	259	$229,943
5.25%, 10/01/2029(a)		425	385,713
ModivCare, Inc. 5.875%, 11/15/2025(a)		74	72,052
Newell Brands, Inc. 5.20%, 04/01/2026(h)		91	87,770
6.375%, 09/15/2027		8	7,850
6.50%, 04/01/2046(h)		27	21,614
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		400	355,104
5.125%, 04/30/2031(a)		249	196,107
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		84	75,194
Perrigo Finance Unlimited Co. 4.65%, 06/15/2030(h)		219	195,626
Post Holdings, Inc. 5.50%, 12/15/2029(a)		150	141,076
5.75%, 03/01/2027(a)		14	13,761
Prime Healthcare Services, Inc. 7.25%, 11/01/2025(a)		50	47,173
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		197	175,265
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	23,300
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		193	164,652
Tenet Healthcare Corp. 5.125%, 11/01/2027		156	149,836
6.25%, 02/01/2027		51	50,771
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	190,099
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		342	262,410
US Foods, Inc. 4.75%, 02/15/2029(a)		89	82,523
6.875%, 09/15/2028(a)		8	8,109

			7,459,752

Energy – 8.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		9	8,464
5.75%, 03/01/2027(a)		8	7,840
5.75%, 01/15/2028(a)		11	10,654

abfunds.com	AB HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Berry Petroleum Co., LLC 7.00%, 02/15/2026(a)	U.S.$	63	$60,641
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		23	23,232
Buckeye Partners LP 3.95%, 12/01/2026		10	9,431
4.125%, 03/01/2025(a)		10	9,772
5.85%, 11/15/2043		85	64,176
Callon Petroleum Co. 7.50%, 06/15/2030(a)		111	109,544
8.00%, 08/01/2028(a)		80	81,126
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	15,881
7.00%, 06/15/2025(a)		50	49,524
8.375%, 01/15/2029(a)		227	228,650
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		58	55,378
8.375%, 07/01/2028(a)		411	420,852
8.75%, 07/01/2031(a)		93	96,372
CNX Resources Corp. 6.00%, 01/15/2029(a)		47	44,824
7.375%, 01/15/2031(a)		11	10,952
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	53,428
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		89	88,418
9.25%, 02/15/2028(a)		25	25,827
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		86	83,839
EnLink Midstream Partners LP Series C 9.78% (SOFR + 4.37%), 01/02/2024(j)(k)		102	91,844
EQM Midstream Partners LP 4.125%, 12/01/2026		51	48,178
4.50%, 01/15/2029(a)		74	67,680
4.75%, 01/15/2031(a)		226	201,362
5.50%, 07/15/2028		26	25,275
6.50%, 07/15/2048		125	114,966
Genesis Energy LP/Fin 8.25%, 01/15/2029		138	136,566
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		7	6,841
6.50%, 10/01/2025		24	23,941
7.75%, 02/01/2028		28	27,634
8.00%, 01/15/2027		56	56,077

28 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029	U.S.$	208	$193,606
7.00%, 08/01/2027		21	20,313
Gulfport Energy Corp. 6.00%, 10/15/2024(d)†		128	320
6.375%, 05/15/2025(d)†		24	60
6.375%, 01/15/2026(d)†		30	75
6.625%, 05/01/2023(c)(d)†		4	10
8.00%, 05/17/2026(a)		29	29,272
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		83	74,280
5.125%, 06/15/2028(a)		38	36,363
5.625%, 02/15/2026(a)		130	128,457
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		131	123,115
6.00%, 04/15/2030(a)		81	75,575
6.00%, 02/01/2031(a)		9	8,350
6.25%, 04/15/2032(a)		43	39,741
8.375%, 11/01/2033(a)		74	76,233
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		58	60,620
ITT Holdings LLC 6.50%, 08/01/2029(a)		352	306,983
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		230	225,241
10.50%, 05/15/2027(a)		48	48,472
Murphy Oil Corp. 5.875%, 12/01/2042(h)		20	16,983
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		27	25,810
7.50%, 01/15/2028(a)		37	32,792
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		55	53,183
9.125%, 01/31/2030(a)		78	78,208
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		129	122,537
6.75%, 09/15/2025(a)		302	293,372
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		189	189,614
NuStar Logistics LP 5.625%, 04/28/2027		8	7,873
5.75%, 10/01/2025		8	7,971
6.00%, 06/01/2026		8	7,979
6.375%, 10/01/2030		68	66,274
PBF Holding Co., LLC/PBF Finance Corp. 6.00%, 02/15/2028		100	96,303
7.875%, 09/15/2030(a)		100	99,786

abfunds.com	AB HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PDC Energy, Inc. 5.75%, 05/15/2026	U.S.$	51	$50,824
Permian Resources Operating LLC 5.875%, 07/01/2029(a)		40	38,239
9.875%, 07/15/2031(a)		30	32,868
Southwestern Energy Co. 5.70%, 01/23/2025(h)		32	31,905
8.375%, 09/15/2028		10	10,344
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)(h)		114	113,227
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		142	129,679
4.50%, 04/30/2030		8	7,198
5.875%, 03/15/2028		16	15,681
7.00%, 09/15/2028(a)		8	8,071
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/2028(a)		16	14,816
6.00%, 03/01/2027(a)		110	105,674
6.00%, 12/31/2030(a)		65	59,009
6.00%, 09/01/2031(a)		7	6,313
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		112	112,132
Transocean, Inc. 8.75%, 02/15/2030(a)		140	143,208
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		9	7,905
3.875%, 11/01/2033(a)		9	7,358
4.125%, 08/15/2031(a)		78	67,296
6.25%, 01/15/2030(a)		11	10,843
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		205	203,534
8.375%, 06/01/2031(a)		175	172,597
9.50%, 02/01/2029(a)		168	173,509
9.875%, 02/01/2032(a)		149	152,645

			6,579,835

Other Industrial – 0.6%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		214	196,888
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	142,333
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)	U.S.$	64	65,138
7.75%, 03/15/2031(a)		52	53,969

			458,328

30 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 5.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)	U.S.$	8	$7,778
9.75%, 07/15/2027(a)		51	46,926
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		600	520,872
4.875%, 06/01/2028(a)	GBP	100	102,748
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	194	159,315
Aptim Corp. 7.75%, 06/15/2025(a)		20	18,641
APX Group, Inc. 5.75%, 07/15/2029(a)		115	102,777
6.75%, 02/15/2027(a)		252	249,240
Aramark Services, Inc. 5.00%, 02/01/2028(a)		172	163,113
Block, Inc. 2.75%, 06/01/2026		118	108,850
3.50%, 06/01/2031		100	83,681
Cars.com, Inc. 6.375%, 11/01/2028(a)		125	119,250
Garda World Security Corp. 4.625%, 02/15/2027(a)		338	321,164
6.00%, 06/01/2029(a)		17	14,149
9.50%, 11/01/2027(a)		71	68,714
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	103,479
Monitronics International, Inc. 9.125%, 04/01/2020(b)(c)(d)(e)†		14	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		318	276,215
5.75%, 11/01/2028(a)		312	242,602
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		341	317,788
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	94,984
6.25%, 01/15/2028(a)		319	306,323
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	236	237,986
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	137	137,589
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	16,003

abfunds.com	AB HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZipRecruiter, Inc. 5.00%, 01/15/2030(a)	U.S.$	305	$257,685

			4,077,872

Technology – 3.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	31,776
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	36,454
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		44	43,932
CommScope, Inc. 4.75%, 09/01/2029(a)		128	80,664
8.25%, 03/01/2027(a)		29	14,424
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029(a)		20	16,704
Elastic NV 4.125%, 07/15/2029(a)		17	15,103
Gen Digital, Inc. 6.75%, 09/30/2027(a)		284	285,946
GoTo Group, Inc. 5.50%, 09/01/2027(a)		148	87,080
Imola Merger Corp. 4.75%, 05/15/2029(a)		196	178,058
NCR Voyix Corp. 5.00%, 10/01/2028(a)		86	78,494
5.125%, 04/15/2029(a)		209	191,409
Playtika Holding Corp. 4.25%, 03/15/2029(a)		99	83,949
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		133	128,684
8.25%, 02/01/2028(a)		250	243,743
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		341	141,580
5.375%, 12/01/2028(a)		109	32,631
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,087
Seagate HDD Cayman 4.091%, 06/01/2029		222	199,476
8.25%, 12/15/2029(a)		76	80,940
8.50%, 07/15/2031(a)		149	159,151
9.625%, 12/01/2032(a)		41	46,014
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		102	86,233
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		190	147,913

32 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virtusa Corp. 7.125%, 12/15/2028(a)	U.S.$	37	$29,322
Western Digital Corp. 4.75%, 02/15/2026		140	135,094

			2,588,861

Transportation - Airlines – 1.2%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		38	36,103
American Airlines, Inc. 7.25%, 02/15/2028(a)		9	8,888
8.50%, 05/15/2029(a)		132	136,166
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		237	233,653
5.75%, 04/20/2029(a)		166	158,652
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		339	270,135
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		162	116,452

			960,049

Transportation - Services – 1.6%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		217	211,772
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		151	137,066
5.375%, 03/01/2029(a)		95	85,521
5.75%, 07/15/2027(a)		22	20,799
Hertz Corp. (The) 4.625%, 12/01/2026(a)		197	173,512
5.00%, 12/01/2029(a)		320	245,818
Mundys SpA 1.875%, 02/12/2028(a)	EUR	153	147,665
NESCO Holdings II, Inc. 5.50%, 04/15/2029(a)	U.S.$	50	44,824
PROG Holdings, Inc. 6.00%, 11/15/2029(a)		158	138,052
United Rentals North America, Inc. 4.875%, 01/15/2028		117	112,485

			1,317,514

			51,930,073

Financial Institutions – 6.8%
Banking – 0.5%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(k)		28	17,979

abfunds.com	AB HIGH YIELD ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	159	$152,538
Societe Generale SA 8.00%, 09/29/2025(a)(k)		3	2,952
UniCredit SpA 5.861%, 06/19/2032(a)		200	189,452

			362,921

Brokerage – 0.9%
AG Issuer LLC 6.25%, 03/01/2028(a)		81	78,481
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		6	6,229
Aretec Escrow Issuer 2, Inc. 10.00%, 08/15/2030(a)		198	206,191
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	9,565
NFP Corp. 6.875%, 08/15/2028(a)		411	366,115
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		87	87,920

			754,501

Finance – 2.6%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	90,151
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		29	24,650
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		55	50,275
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		214	75,373
Enova International, Inc. 8.50%, 09/01/2024(a)		13	12,957
8.50%, 09/15/2025(a)		131	128,470
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		123	123,476
8.00%, 02/15/2027(a)		55	55,480
8.00%, 06/15/2028(a)		87	88,302
goeasy Ltd. 5.375%, 12/01/2024(a)		226	226,000
9.25%, 12/01/2028(a)		98	100,654
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		400	342,032
Navient Corp. 4.875%, 03/15/2028		140	124,095
5.625%, 08/01/2033		151	117,449

34 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 03/25/2024	U.S.$	115	$115,091
9.375%, 07/25/2030		29	29,743
SLM Corp. 3.125%, 11/02/2026		89	80,526
4.20%, 10/29/2025		190	181,249
Synchrony Financial 7.25%, 02/02/2033		126	117,848

			2,083,821

Insurance – 0.7%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		19	16,686
6.00%, 08/01/2029(a)		162	140,123
10.125%, 08/01/2026(a)		40	41,209
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.25%, 10/15/2027(a)		100	92,660
HUB International Ltd. 7.25%, 06/15/2030(a)		235	241,122

			531,800

Other Finance – 0.3%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	135,823
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		54	43,453
3.625%, 10/01/2031(a)		78	57,354

			236,630

REITs – 1.8%
Aedas Homes Opco SLU 4.00%, 08/15/2026(a)	EUR	111	113,213
Agps Bondco PLC 5.50%, 11/13/2026(a)(h)		100	40,210
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	262	229,729
5.75%, 05/15/2026(a)		2	1,902
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		323	279,783
4.875%, 09/15/2027(a)		17	16,108
4.875%, 09/15/2029(a)		69	63,065
5.25%, 07/15/2030(a)		33	30,212
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031		314	193,798
4.625%, 08/01/2029		21	15,010
Office Properties Income Trust 3.45%, 10/15/2031		45	24,018

abfunds.com	AB HIGH YIELD ETF | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Service Properties Trust 7.50%, 09/15/2025	U.S.$	247	$247,934
8.625%, 11/15/2031(a)		94	96,389
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	100,385

			1,451,756

			5,421,429

Utility – 1.2%
Electric – 1.2%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	100	94,527
5.125%, 03/15/2028(a)		96	90,363
NRG Energy, Inc. 3.375%, 02/15/2029(a)		84	71,936
3.625%, 02/15/2031(a)		135	110,862
3.875%, 02/15/2032(a)		19	15,537
5.25%, 06/15/2029(a)		8	7,468
10.25%, 03/15/2028(a)(k)		47	46,451
Vistra Corp. 7.00%, 12/15/2026(a)(k)		28	26,626
8.00%, 10/15/2026(a)(k)		29	28,335
Vistra Operations Co., LLC 4.375%, 05/01/2029(a)		112	101,294
5.00%, 07/31/2027(a)		8	7,621
5.50%, 09/01/2026(a)		78	76,514
5.625%, 02/15/2027(a)		208	202,864
7.75%, 10/15/2031(a)		34	34,845

			915,243

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		14	13,369

			928,612

Total Corporates - Non-Investment Grade (cost $61,204,138)			58,280,114

CORPORATES - INVESTMENT GRADE – 19.4%
Industrial – 10.5%
Basic – 0.9%
Celanese US Holdings LLC 6.35%, 11/15/2028		39	39,861
6.55%, 11/15/2030		92	94,411
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		99	93,751

36 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Funding LLC 5.70%, 05/08/2033(a)	U.S.$	139	$138,572
6.50%, 10/06/2033(a)		119	124,509
Olin Corp. 5.125%, 09/15/2027		78	74,387
5.625%, 08/01/2029		135	128,879

			694,370

Capital Goods – 0.1%
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	4,033
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		27	26,662
6.40%, 04/15/2033(a)		32	31,512

			62,207

Communications - Media – 0.6%
Cox Communications, Inc. 5.70%, 06/15/2033(a)		36	35,859
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		437	392,811
Discovery Communications LLC 4.125%, 05/15/2029		12	11,075
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		65	57,367

			497,112

Communications - Telecommunications – 0.5%
Sprint Capital Corp. 8.75%, 03/15/2032		357	426,508

Consumer Cyclical - Automotive – 2.2%
Ford Motor Co. 3.25%, 02/12/2032		103	82,163
6.10%, 08/19/2032		27	26,323
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		400	362,328
4.95%, 05/28/2027		200	190,850
General Motors Financial Co., Inc. 2.35%, 01/08/2031		23	18,301
2.70%, 06/10/2031		131	105,536
5.85%, 04/06/2030		49	48,859
6.40%, 01/09/2033		131	134,474
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		275	275,344
Hyundai Capital America 6.10%, 09/21/2028(a)		184	186,342

abfunds.com	AB HIGH YIELD ETF | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)	U.S.$	14	$12,359
2.75%, 03/09/2028(a)		183	156,368
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		200	177,872

			1,777,119

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)		78	73,160
5.875%, 12/15/2027(a)		66	64,902

			138,062

Consumer Cyclical - Other – 1.0%
International Game Technology PLC 4.125%, 04/15/2026(a)		200	190,758
Las Vegas Sands Corp. 3.50%, 08/18/2026		168	157,318
3.90%, 08/08/2029		140	125,103
MDC Holdings, Inc. 6.00%, 01/15/2043		86	75,378
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		300	250,485

			799,042

Consumer Cyclical - Retailers – 0.6%
Kohl’s Corp. 4.625%, 05/01/2031(h)		115	84,231
Macy’s Retail Holdings LLC 4.50%, 12/15/2034		225	169,024
5.875%, 03/15/2030(a)		170	154,352
6.125%, 03/15/2032(a)		37	33,189
Tapestry, Inc. 7.00%, 11/27/2026		26	26,288
7.05%, 11/27/2025		15	15,189

			482,273

Consumer Non-Cyclical – 0.8%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	37,411
4.25%, 05/01/2028(a)		141	130,636
IQVIA, Inc. 6.25%, 02/01/2029(a)		57	57,894
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		135	136,097
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		148	119,836

38 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 05/15/2034	U.S.$	143	$146,256

			628,130

Energy – 2.5%
Antero Resources Corp. 5.375%, 03/01/2030(a)		180	168,735
7.625%, 02/01/2029(a)		3	3,076
Apache Corp. 5.10%, 09/01/2040		326	269,152
Columbia Pipelines Operating Co., LLC 5.927%, 08/15/2030(a)		24	24,109
6.036%, 11/15/2033(a)		33	33,332
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		14	10,970
4.90%, 06/01/2044		16	12,344
5.75%, 01/15/2031(a)		16	15,531
EnLink Midstream LLC 5.625%, 01/15/2028(a)		113	109,672
EnLink Midstream Partners LP 4.85%, 07/15/2026		325	318,230
5.60%, 04/01/2044		74	63,984
EQT Corp. 3.90%, 10/01/2027		118	111,398
Hess Corp. 7.30%, 08/15/2031		36	40,656
Marathon Oil Corp. 6.80%, 03/15/2032		34	35,624
Occidental Petroleum Corp. 8.875%, 07/15/2030		42	47,972
ONEOK, Inc. 6.05%, 09/01/2033		68	69,213
Ovintiv, Inc. 5.65%, 05/15/2028		62	61,846
6.25%, 07/15/2033		94	93,848
Var Energi ASA 7.50%, 01/15/2028(a)		200	207,460
8.00%, 11/15/2032(a)		200	215,720
Western Midstream Operating LP 3.95%, 06/01/2025		26	25,247
4.05%, 02/01/2030(h)		49	44,453
5.45%, 04/01/2044		26	22,215

			2,004,787

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028		83	82,422
6.25%, 06/15/2033		72	71,984

			154,406

abfunds.com	AB HIGH YIELD ETF | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)	U.S.$	246	$250,573

Technology – 0.0%
MSCI, Inc. 4.00%, 11/15/2029(a)		25	22,562
Western Digital Corp. 2.85%, 02/01/2029		14	11,422

			33,984

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	43,209
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		175	174,485

			217,694

Transportation - Services – 0.3%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	199,862

			8,366,129

Financial Institutions – 8.4%
Banking – 7.5%
AIB Group PLC 4.263%, 04/10/2025(a)		200	198,290
6.608%, 09/13/2029(a)		102	104,022
Ally Financial, Inc. 6.70%, 02/14/2033		166	154,488
8.00%, 11/01/2031		44	46,485
Series B 4.70%, 05/15/2026(k)		164	115,522
Banco Santander SA 6.921%, 08/08/2033		400	397,380
Bank of America Corp. Series U 8.774% (SOFR + 3.40%), 01/02/2024(j)(k)		75	74,864
Barclays PLC 6.125%, 12/15/2025(k)		400	371,372
BNP Paribas SA 4.625%, 02/25/2031(a)(k)		200	150,802
8.50%, 08/14/2028(a)(k)		200	202,586
CaixaBank SA 6.84%, 09/13/2034(a)		245	246,470
Capital One Financial Corp. 7.624%, 10/30/2031		126	131,802

40 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 7.625%, 11/15/2028(k)	U.S.$	60	$59,748
Series W 4.00%, 12/10/2025(k)		18	16,110
Series Y 4.15%, 11/15/2026(k)		46	38,065
Deutsche Bank AG/New York NY 6.72%, 01/18/2029		160	162,838
7.079%, 02/10/2034		200	191,890
Goldman Sachs Group, Inc. (The) Series P 8.505% (SOFR + 3.14%), 01/02/2024(j)(k)		85	84,561
HSBC Holdings PLC 4.762%, 03/29/2033		203	178,845
8.113%, 11/03/2033		200	218,322
Intesa Sanpaolo SpA 7.20%, 11/28/2033(a)		200	202,844
JPMorgan Chase & Co. Series Q 8.889% (SOFR + 3.51%), 02/01/2024(j)(k)		115	115,673
Series R 8.939% (SOFR + 3.56%), 02/01/2024(j)(k)		9	9,043
Lloyds Banking Group PLC 6.00%, 06/07/2032(k)	GBP	8	9,317
7.50%, 09/27/2025(k)	U.S.$	219	210,884
7.953%, 11/15/2033		200	216,016
PNC Financial Services Group, Inc. (The) Series R 8.679% (SOFR + 3.30%), 03/01/2024(j)(k)		62	61,854
Santander Holdings USA, Inc. 6.499%, 03/09/2029		184	186,017
6.565%, 06/12/2029		111	111,730
7.66%, 11/09/2031		4	4,175
Santander UK Group Holdings PLC 6.833%, 11/21/2026		353	356,004
Standard Chartered PLC 6.17%, 01/09/2027(a)		289	289,942
Truist Financial Corp. Series L 8.773% (SOFR + 3.36%), 12/15/2024(j)(k)		63	61,195
UBS Group AG 6.373%, 07/15/2026(a)		250	250,615
9.25%, 11/13/2028(a)(k)		355	371,064
UniCredit SpA 1.982%, 06/03/2027(a)		230	207,023
Wells Fargo & Co. 7.625%, 09/15/2028(k)		53	54,458

abfunds.com	AB HIGH YIELD ETF | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series BB 3.90%, 03/15/2026(k)	U.S.$	111	$99,920

			5,962,236

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(k)		18	17,479
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,694

			28,173

Finance – 0.4%
Air Lease Corp. Series B 4.65%, 06/15/2026(k)		50	42,927
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	1,741
5.25%, 06/15/2026(a)(k)		31	25,900
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,822
1.95%, 09/20/2026(a)		147	130,371
3.50%, 11/01/2027(a)		18	16,160
4.125%, 08/01/2025(a)		16	15,375
4.375%, 01/30/2024(a)		36	35,853
4.875%, 10/01/2025(a)		6	5,820
6.375%, 07/15/2030(a)		59	58,354

			334,323

Insurance – 0.4%
ACE Capital Trust II 9.70%, 04/01/2030		20	23,122
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	53,675
Prudential Financial, Inc. 5.20%, 03/15/2044		20	19,813
Sagicor Financial Co., Ltd. 5.30%, 05/13/2028(a)		200	188,794

			285,404

REITs – 0.1%
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		93	92,605

			6,702,741

Utility – 0.5%
Electric – 0.5%
Enel Finance International NV 7.50%, 10/14/2032(a)		200	219,466

42 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 7.00%, 03/15/2033(a)	U.S.$	55	$55,715
Vistra Operations Co., LLC 6.95%, 10/15/2033(a)		71	72,500

			347,681

Total Corporates - Investment Grade (cost $15,495,950)			15,416,551

EMERGING MARKETS - CORPORATE BONDS – 2.4%
Industrial – 2.4%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91	81,536

Communications - Telecommunications – 0.2%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180	165,616

Consumer Cyclical - Other – 1.6%
Allwyn Entertainment Financing UK PLC 8.127% (EURIBOR 3 Month + 4.12%), 02/15/2028(a)(j)	EUR	113	124,681
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	236	195,880
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	201,662
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	190,234
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		209	202,469
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		390	328,575

			1,243,501

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(c)(d)(e)	ZAR	1	– 0	–
3.00%, 12/31/2022(b)(c)(d)(e)(g)	U.S.$	15	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(d)(e)(g)		3	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 7.875%, 09/15/2029		200	208,370

abfunds.com	AB HIGH YIELD ETF | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 6.50%, 10/31/2024(d)(g)(l)	U.S.$	2	$	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		96		10

				208,380

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		200		182,500

				1,881,533

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		28		27,197

Total Emerging Markets - Corporate Bonds (cost $2,087,197)				1,908,730

BANK LOANS – 1.2%
Industrial – 1.0%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.902% (SOFR 3 Month + 4.25%), 05/17/2028(m)		97		79,837
Apex Tool Group, LLC 10.685% (SOFR 1 Month + 5.25%), 02/08/2029(m)		20		17,737

				97,574

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 10.176% (SOFR 3 Month + 4.50%), 10/28/2027(m)		37		36,117
Clear Channel Outdoor Holdings, Inc. 9.145% (SOFR 3 Month + 3.50%), 08/21/2026(m)		12		11,319
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.463% (SOFR 1 Month + 3.00%), 05/01/2026(m)		18		14,755

				62,191

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 10.457% (SOFR 1 Month + 5.00%), 04/27/2027(m)		56		56,376
DirecTV Financing, LLC 10.463% (SOFR 1 Month + 5.00%), 08/02/2027(m)		1		1,327

44 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.650% (SOFR 3 Month + 5.00%), 08/02/2027(m)	U.S.$	48	$47,017
Proofpoint, Inc. 11.713% (SOFR 1 Month + 6.25%), 08/31/2029(m)		120	120,500

			225,220

Consumer Non-Cyclical – 0.1%
Gainwell Acquisition Corp. 9.490% (SOFR 3 Month + 4.00%), 10/01/2027(m)		39	37,441
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.740% (SOFR 3 Month + 5.25%), 12/15/2027(m)		88	83,978

			121,419

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.905% (SOFR 3 Month + 6.25%), 10/20/2028(m)		81	67,493

Technology – 0.3%
Ascend Learning, LLC 11.198% (SOFR 1 Month + 5.75%), 12/10/2029(m)		50	42,581
Banff Guarantor, Inc. 10.963% (SOFR 1 Month + 5.50%), 02/27/2026(m)		50	49,781
Boxer Parent Company, Inc. 9.213% (SOFR 1 Month + 3.75%), 10/02/2025(m)		57	56,577
FINThrive Software Intermediate Holdings, Inc. 12.189% (SOFR 1 Month + 6.75%), 12/17/2029(m)		50	28,896
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(d)(l)(m)		115	1,056
Veritas US, Inc. 10.463% (SOFR 1 Month + 5.00%), 09/01/2025(m)		82	64,190

			243,081

			816,978

abfunds.com	AB HIGH YIELD ETF | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Insurance – 0.2%
Asurion, LLC 9.698% (SOFR 1 Month + 4.25%), 08/19/2028(m)	U.S.$	159	$156,414

Total Bank Loans (cost $1,158,091)			973,392

		Shares
COMMON STOCKS – 0.2%
Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc. NPV(b)(d)(e)		3,584	90,944

Consumer Discretionary – 0.1%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(b)(d)		1,009	35,315
Edcon Ltd.(b)(d)		8,218	– 0	–
K201640219 South Africa Ltd. Series A(b)(d)(e)		191,574	– 0	–
K201640219 South Africa Ltd. Series B(b)(d)(e)		30,276	– 0	–

			35,315

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(d)		151	6,753

			42,068

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Ltd.(b)(d)		21,027	– 0	–
CHC Group LLC(d)(e)		468	– 0	–

			– 0	–

Oil, Gas & Consumable Fuels – 0.0%
Berry Corp.		371	2,664
Global Partners LP/MA		1,004	36,576
SandRidge Energy, Inc.		5	69

			39,309

Communication Services – 0.0%
Media – 0.0%
National CineMedia, Inc.(d)		5,692	23,109

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Industries Ltd.(b)(d)		7	2,275

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.		6	247

Total Common Stocks (cost $317,220)			197,952

46 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies 0.00%(b)(d)		39	$33,150

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(d)		490	8,345

Other Industrial – 0.1%
WESCO International, Inc. Series A 10.625%(d)		1,425	38,475

			79,970

Financials – 0.0%
Brokerage – 0.0%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%(d)		2,175	31,537

Total Preferred Stocks (cost $90,545)			111,507

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(d) (cost $0)		3,442	4,544

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITY – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.258%, 01/10/2047(a) (cost $11,481)	U.S.$	12	2,877

		Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(n)(o)(p) (cost $1,834,465)		1,834,465	1,834,465

Total Investments – 98.8% (cost $82,199,087)			78,730,132
Other assets less liabilities – 1.2%			924,412

Net Assets – 100.0%			$79,654,544

abfunds.com	AB HIGH YIELD ETF | 47

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	85	USD	106	01/25/2024	$(1,809)
Citibank, NA	EUR	1,435	USD	1,527	01/10/2024	(41,763)

						$(43,572)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	4.03%	USD	686	$33,570	$(545)	$34,115

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)%	Monthly	7.50%	USD	89	$11,758	$9,113	$2,645

*	Termination date

†	Escrow shares.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2023, the aggregate market value of these securities amounted to $61,623,062 or 77.4% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2023.

48 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of November 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Exide Technologies 11.00%, 10/31/2024	10/29/2020	$	– 0	–	$	– 0	–	0.00%
Intelsat Jackson Holdings SA 8.50%, 10/15/2024	02/08/2017 - 07/03/2023		– 0	–		– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	05/12/2023		14,181			– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	08/16/2023		– 0	–		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015		36,767			– 0	–	0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2021		4,111			– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013		96,161			10		0.00%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2023.

(i)	Convertible security.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2023.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Defaulted.

(m)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2023.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro
GBP – Great British Pound
USD – United States Dollar
ZAR – South African Rand

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 49

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $80,364,622)	$76,895,667
Affiliated issuers (cost $1,834,465)	1,834,465
Cash	4,981
Cash collateral due from broker	59,421
Foreign currencies, at value (cost $51,426)	51,515
Receivable for shares of beneficial interest sold	2,668,178
Unaffiliated interest and dividends receivable	1,251,395
Receivable for investment securities sold	22,245
Market value on credit default swaps (net premiums paid $9,113)	11,758
Affiliated dividends receivable	9,629
Receivable for variation margin on centrally cleared swaps	667
Receivable due from Adviser	292
Other assets	4,505

Total assets	82,814,718

Liabilities
Payable for investment securities purchased	3,080,218
Unrealized depreciation on forward currency exchange contracts	43,572
Advisory fee payable	24,907
Foreign capital gains tax payable	2,587
Other liabilities	8,890

Total liabilities	3,160,174

Net Assets	$79,654,544

Composition of Net Assets
Shares of beneficial interest, at par	$224
Additional paid-in capital	97,772,513
Accumulated loss	(18,118,193)

Net Assets	$79,654,544

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 2,239,045 common shares outstanding)	$35.58

See notes to financial statements.

50 | AB HIGH YIELD ETF	abfunds.com

STATEMENT OF OPERATIONS

	For the Period November 1, 2023 to November 30, 2023(a)		Year Ended October 31, 2023(b)
Investment Income
Interest (net of foreign taxes withheld of $0 and $3,820)	$463,422		$4,778,327
Dividends
Affiliated issuers	9,181		171,012
Unaffiliated issuers (net of foreign taxes withheld of $0 and $897)	1,131		19,135
Other income	– 0	–	29,619

Total income	$473,734		$4,998,093
Expenses
Advisory fee (see Note B)	24,901		298,338
Distribution fee—Class A	– 0	–	618
Transfer agency—Class A	– 0	–	560
Transfer agency—Advisor Class	– 0	–	49,984
Transfer agency—Class Z	– 0	–	5
Administrative	– 0	–	73,696
Custody and accounting	– 0	–	53,478
Printing	– 0	–	47,071
Audit and tax	– 0	–	24,413
Legal	– 0	–	21,570
Trustees’ fees	– 0	–	13,382
Registration fees	– 0	–	5,342
Miscellaneous	– 0	–	9,334

Total expenses	24,901		597,791
Less: expenses waived and reimbursed by the Adviser (see Note B)	(292)		(247,344)

Net expenses	24,609		350,447

Net investment income	449,125		4,647,646

abfunds.com	AB HIGH YIELD ETF | 51

STATEMENT OF OPERATIONS (continued)

	For the Period November 1, 2023 to November 30, 2023(a)		Year Ended October 31, 2023(b)
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(c)	$(337,102)		$(2,649,148)
In-kind redemptions	(219,681)		(209,573)
Forward currency exchange contracts	908		(748,703)
Futures	– 0	–	(155,618)
Swaps	36,765		(200,195)
Foreign currency transactions	334		(21,028)
Net change in unrealized appreciation (depreciation) of:
Investments	3,629,667		2,339,130
Forward currency exchange contracts	(52,089)		172,267
Futures	– 0	–	242,839
Swaps	42,289		83,968
Foreign currency denominated assets and liabilities	1,883		569

Net gain (loss) on investment and foreign currency transactions	3,102,974		(1,145,492)

Contributions from Affiliates (see Note B)	– 0	–	4,505

Net Increase in Net Assets from Operations	$3,552,099		$3,506,659

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Net of foreign realized capital gains taxes of $1,508.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	November 1, 2023 to November 30, 2023(a)		Year Ended October 31, 2023(b)		Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$449,125		$4,647,646		$3,122,505
Net realized loss on investment transactions	(518,776)		(3,984,265)		(624,732)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	3,621,750		2,838,773		(10,903,207)
Contributions from Affiliates (see Note B)	– 0	–	4,505		– 0	–

Net increase (decrease) in net assets from operations	3,552,099		3,506,659		(8,405,434)
Distributions to Shareholders
Class A	– 0	–	(40,418)		(48,807)
Advisor Class	(336,075)		(4,868,448)		(3,658,061)
Class Z	– 0	–	(2,010)		(4,016)
Return of Capital
Class A	– 0	–	– 0	–	– 0	–
Advisor Class	(131,359)		– 0	–	– 0	–
Class Z	– 0	–	– 0	–	– 0	–
Transactions in Shares of the Fund
Net increase	2,668,573		6,997,017		16,588,915
Other capital	1,830		8,846		– 0	–

Total increase	5,755,068		5,601,646		4,472,597
Net Assets
Beginning of period	73,899,476		68,297,830		63,825,233

End of period	$79,654,544		$73,899,476		$68,297,830

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on May 15, 2023. At meetings held on January 31—February 1, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB High Yield Portfolio, a portfolio of AB Bond Fund, Inc (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, May 12, 2023. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note H for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through May 12, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

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NOTES TO FINANCIAL STATEMENTS (continued)

procedures, Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

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NOTES TO FINANCIAL STATEMENTS (continued)

active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates –Non-Investment Grade	$	– 0	–	$58,278,516		$1,598	(a)	$58,280,114
Corporates – Investment Grade		– 0	–	15,416,551		– 0	–	15,416,551
Emerging Markets – Corporate Bonds		– 0	–	1,908,720		10	(a)	1,908,730
Bank Loans		– 0	–	973,392		– 0	–	973,392
Common Stocks		69,418		– 0	–	128,534	(a)	197,952
Preferred Stocks		46,820		31,537		33,150		111,507
Rights		– 0	–	– 0	–	4,544		4,544
Commercial Mortgage-Backed Securities		– 0	–	2,877		– 0	–	2,877
Short-Term Investments		1,834,465		– 0	–	– 0	–	1,834,465

Total Investments in Securities		1,950,703		76,611,593		167,836	(a)	78,730,132
Other Financial Instruments(b):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	33,570		– 0	–	33,570	(c)
Credit Default Swaps		– 0	–	11,758		– 0	–	11,758
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(43,572)		– 0	–	(43,572)

Total		$1,950,703		$76,613,349		$167,836	(a)	$78,731,888

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 12, 2023, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .60% of daily average net assets. For the period ended November 30, 2023 and the year ended October 31, 2023, such reimbursements/waivers amounted to $19 and $187,626, respectively.

Prior to May 12, 2023, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting

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NOTES TO FINANCIAL STATEMENTS (continued)

services provided to the Acquired Portfolio by the Adviser. For the year ended October 31, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $55,927.

Prior to May 12, 2023, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,733 for the year ended October 31, 2023. Effective May 12, 2023, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to May 12, 2023, these costs were borne by the Fund subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2023 and the year ended October 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $273 and $3,791, respectively.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2023 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,622	$2,221	$3,009	$1,834	$9

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,336	$43,582	$46,296	$2,622	$171

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2023, the Adviser reimbursed the Fund $4,505 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

Effective May 12, 2023, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Acquired Portfolio’s average daily net assets attributable to Class A shares. There were no distribution and servicing fees on Advisor Class and Class Z shares. The fees were accrued daily and paid monthly.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,655,806		$2,584,085
U.S. government securities	– 0	–	– 0	–

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$39,644,231	$33,751,581
U.S. government securities	3,560,970	3,547,097

During the period ended November 30, 2023 and the year ended October 31, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$3,093,061		$1,737,008
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$5,776,328		$3,335,879
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$82,296,964

Gross unrealized appreciation	$1,035,828
Gross unrealized depreciation	(4,572,716)

Net unrealized depreciation	$(3,536,888)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

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NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended November 30, 2023 and the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended November 30, 2023 and the year ended October 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$34,115	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	$43,572

Credit contracts	Market value on credit default swaps	11,758

Total		$45,873			$43,572

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Period November 1, 2023 to November 30, 2023	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$908	$(52,089)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	36,765	42,289

Total		$37,673	$(9,800)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year Ended October 31, 2023	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(155,618)	$242,839

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(748,703)	172,267

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	53,214	(44,167)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(253,409)	128,135

Total		$(1,104,516)	$499,074

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$132,932	(a)
Average principal amount of sale contracts	$1,699,637
Credit Default Swaps:
Average notional amount of buy contracts	$90,085
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,538,035

(a)	Positions were open for less than one month during the period.

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$3,660,169	(a)
Average notional amount of sale contracts	$143,709	(b)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,417,414	(c)
Average principal amount of sale contracts	$4,803,920
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,207,000	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$158,512
Average notional amount of sale contracts	$420,292	(d)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,590,000	(a)
Average notional amount of sale contracts	$1,652,500	(b)
Total Return Swaps:
Average notional amount	$724,994	(e)

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for ten months during the year.

(d)	Positions were open for six months during the year.

(e)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs International	$11,758	$	– 0	–	$	– 0	–	$	– 0	–	$11,758

Total	$11,758	$	– 0	–	$	– 0	–	$	– 0	–	$11,758	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,809	$	– 0	–	$	– 0	–	$	– 0	–	$1,809
Citibank, NA	41,763		– 0	–		– 0	–		– 0	–	41,763

Total	$43,572	$	– 0	–	$	– 0	–	$	– 0	–	$43,572	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

Shares	Amount
Period Ended November 30, 2023(a)	Year Ended October 31, 2023(b)	Year Ended October 31, 2022	Period Ended November 30, 2023(a)	Year Ended October 31, 2023(b)	Year Ended October 31, 2022

Class A*
Shares sold	– 0	–	53,995	110,732	$	– 0	–	$451,271	$1,074,065

Shares issued in reinvestment of dividends	– 0	–	1,559	1,981	– 0	–	13,026	17,332

Shares converted to Advisor Class	– 0	–	(142,504)	– 0	–	– 0	–	(1,192,228)	– 0	–

Shares redeemed	– 0	–	(34,844)	(6,734)	– 0	–	(287,168)	(59,373)

Net increase (decrease)	– 0	–	(121,794)	105,979	$	– 0	–	$(1,015,099)	$1,032,024

Advisor Class
Shares sold	125,000	947,632	1,186,517	$4,418,958	$33,391,949	$45,166,837

Shares issued in reinvestment of dividends	– 0	–	48,945	51,700	– 0	–	1,723,579	1,949,901

Shares converted from:

Class A	– 0	–	33,808	– 0	–	– 0	–	1,192,228	– 0	–

Class Z	– 0	–	1,394	– 0	–	– 0	–	49,157	– 0	–

Shares redeemed	(50,000)	(809,774)	(807,595)	(1,750,385)	(28,295,615)	(31,564,032)

Net increase	75,000	222,005	430,622	$2,668,573	$8,061,298	$15,552,706

Class Z*
Shares sold	– 0	–	– 0	–	2,395	$	– 0	–	$	– 0	–	$24,001

Shares issued in reinvestment of dividends	– 0	–	0	(c)	90	– 0	–	1	834

Shares converted to Advisor Class	– 0	–	(5,877)	– 0	–	– 0	–	(49,157)	– 0	–

Shares redeemed	– 0	–	(3)	(2,485)	– 0	–	(26)	(20,650)

Net increase (decrease)	– 0	–	(5,880)	– 0	–	$	– 0	–	$(49,182)	$4,185

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “ Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A and Note H for additional information on the reorganization.

(c)	Amount is less than 0.50 shares.

*	Converted to Advisor Class on April 14, 2023.

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may

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include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a

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heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2023 and the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	November 1, 2023 to November 30, 2023	Year Ended October 31, 2023		Year Ended October 31, 2022
Distributions paid from:
Ordinary income	$336,075	$4,910,876		$3,710,884

Total taxable distributions paid	$336,075	$4,910,876		$3,710,884
Return of Capital	131,359	– 0	–	– 0	–

Total distributions paid	$467,434	$4,910,876		$3,710,884

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(14,514,816	)(a)
Unrealized appreciation/(depreciation)	(3,536,575	)(b)

Total accumulated earnings/(deficit)	$(18,051,391	)(c)

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $14,514,816.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $6,539,552 and a net long-term capital loss carryforward of $7,975,264, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from redemptions-in-kind and contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Reorganization

At meetings held on January 31 – February 1, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business May 12, 2023. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	8,071,417		– 0	–		$66,991,486	+	$	– 0	–
The Fund	– 0	–	1,914,045		$	– 0	–		$66,991,486

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $1,522,177 and unrealized depreciation on investments of $5,609,148, with a fair value of $63,671,262 and identified cost of $69,280,410.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB HIGH YIELD ETF | 79

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

November 1, 2023 to November 30, 2023(b)	Year Ended October 31,	January 1, 2021 to October 31,	Year Ended December 31,	November 1, 2018 to December 31, 2018(d)
2023	2022	2021(c)	2020	2019

Net asset value, beginning of period	$ 34.15	$ 34.62	$ 42.09	$ 41.58	$ 40.61	$ 37.53	$ 39.47

Income From Investment Operations

Net investment income(e)(f)	.21	2.34	1.90	1.60	2.11	2.19	.38

Net realized and unrealized gain (loss) on investment transactions	1.44	(.32)	(7.09)	.68	1.26	3.25	(1.73)

Contributions from Affiliates	– 0	–	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.65	2.02	(5.19)	2.28	3.37	5.44	(1.35)

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(2.49)	(2.28)	(1.77)	(2.40)	(2.36)	(.59)

Return of Capital	(.06)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(2.49)	(2.28)	(1.77)	(2.40)	(2.36)	(.59)

Net asset value, end of period	$ 35.58	$ 34.15	$ 34.62	$ 42.09	$ 41.58	$ 40.61	$ 37.53

Total Return

Total investment return based on net asset value(h)*	4.84%	5.86%	(12.68)%	5.56%	8.95	%+	14.77	%+	(3.45)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$79,655	$73,899	$67,249	$63,608	$38,751	$40,218	$30,509

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)(j)†	.40	%^	.50%	.60%	.51	%^	.70%	.29	%++	.29	%^++

Expenses, before waivers/reimbursements(i)(j)†	.40	%^	.86%	1.35%	1.74	%^	2.17%	1.84	%++	3.25	%^++

Net investment income(f)	7.21	%^	6.68%	5.00%	4.60	%^	5.41%	5.45%	5.73	%^

Portfolio turnover rate+++	4%	57%	48%	36%	75%	40%	5%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00	%^	.00%	.00%	.01%	.01	%^

See footnote summary on page 81

80 | AB HIGH YIELD ETF	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was converted into AB High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from November 1, 2018 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(c)	The Acquired Portfolio changed its fiscal year end from December 31 to October 31.

(d)	The Acquired Portfolio changed its fiscal year end from October 31 to December 31.

(e)	Based on average shares outstanding.

(f)	Net of expenses waived/reimbursed by the Adviser.

(g)	Amount is less than $.005.

(h)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i)	The expense ratios presented below exclude interest expense:

	November 1, 2023 to November 30, 2023(b)		Year Ended October 31,		January 1, 2021 to October 31, 2021(c)		Year Ended December 31,		November 1, 2018 to December 31, 2018(d)
			2023	2022			2020	2019
Net of waivers/reimbursements	.40	%^	.50%	.60%	.51	%^	.70%	.29%	.29	%^
Before waivers/reimbursements	.40	%^	.86%	1.35%	1.74	%^	2.17%	1.84%	3.25	%^

(j)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2023, the year ended December 31, 2019 and the period ended December 31, 2018, such waiver amounted .01%, .01% and .01%, respectively.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2019 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statements of operations for the period from November 1, 2023 to November 30, 2023 and for the year ended October 31, 2023, the statements of changes in net assets for the period from November 1, 2023 to November 30, 2023 and for each of the two years in the period ended October 31, 2023, the financial highlights for each of the periods indicated therein through November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations for the period from November 1, 2023 to November 30, 2023 and for the year ended October 31, 2023, the changes in its net assets for the period from November 1, 2023 to November 30, 2023 and for each of the two years in the period ended October 31, 2023 and its financial highlights for each of the periods indicated therein through November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2023. For foreign shareholders, 82.77% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 48 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,# 80 (2023)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of Income Strategies.

William Smith 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also a Director of US High Yield Credit.

Robert Schwartz 51	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments Inc. (“ABI”)**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB HIGH YIELD ETF | 95

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB High Yield ETF (the “Fund”) for an initial two-year period at a meeting held by video conference on January 31-February 1, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired

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Portfolio (the “Conversion”). The portfolio management team of the Acquired Portfolio would continue to manage the assets of the Fund after the Conversion. The Conversion is expected to be consummated on or about May 12, 2023. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund

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shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB HIGH YIELD ETF | 101

NOTES

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NOTES

abfunds.com	AB HIGH YIELD ETF | 103

NOTES

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AB HIGH YIELD ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-HY-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

(NYSE: TAFI)

AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Short Duration Municipal ETF (the “Fund”). Please review the discussion of ETF performance, the market conditions during the reporting period and the ETF’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 1

ANNUAL REPORT

January 24, 2023

This report provides management’s discussion of fund performance for the AB Tax-Aware Short Duration Municipal ETF for the annual reporting period ended November 30, 2023.

The Fund seeks to provide relative stability of principal and a moderate rate of after-tax return and income.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB Tax-Aware Short Duration Municipal ETF	1.94%	3.41%

Bloomberg 1-5 Year Municipal Bond Index	2.20%	2.76%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, Bloomberg 1-5 Year Municipal Bond Index, for the six- and 12-month periods ended November 30, 2023.

During the 12-month period, the Fund outperformed the benchmark. Industry selection and security selection, particularly allocations to corporate financials, toll roads and airports, contributed to performance, relative to the benchmark. Yield-curve positioning detracted from performance.

During the six-month period, the Fund underperformed the benchmark. Industry selection, particularly allocations to asset-backed securities, as well as security selection, predominantly allocations within local general obligation and water and sewer sectors, detracted from performance. Out-of-benchmark allocations to corporate financials as well as security selection within airports contributed. Yield-curve performance attribution was roughly neutral throughout the period.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which had no material impact during the six-month period and added during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

For the 12-month period ending November 30, 2023, the yield on a 10-Year AAA municipal bond rose modestly to 2.63% from 2.61% and the yield on the 10-Year US Treasury rose to 4.34% from 3.51%. After-tax spreads widened on the short end of the curve, while compressing longer out on the curve, indicating municipals became cheaper relative to Treasuries on the short end, while becoming more expensive on the intermediate and long end. The year was full of surprises, with some of the

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events being forecasted at the beginning of the year such as an economic recession, followed by US Federal Reserve (“the Fed”) cuts, which did not come to fruition. The market performed well in the first half of the year, continuing the year-end rally from 2022. However, a difficult third quarter, in which robust economic indicators, particularly a strong jobs print in September, led to concerns of the Fed elongating their tightening cycle. This roiled markets, giving back all the gains earned up to that point in the year. However, the market strongly rebounded with impressive November rally, which was the highest monthly performance for the municipal market since the early 1980s.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on short to intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments when appropriate.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus. The Fund may invest in securities issued or guaranteed by Puerto Rico or its agencies or instrumentalities.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). Consistent with the Fund’s objective to provide a moderate rate of after-tax return, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. Consistent with the Fund’s investment objective, the Fund could

(continued on next page)

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continue to hold a security even if the interest on that security changes from being tax-exempt to taxable. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may also invest in forward commitments, and variable and floating-rate municipal securities.

The Fund may use derivatives, primarily swaps, but also options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into interest rate swaps relating to municipal and taxable fixed-income securities or credit default swaps relating to securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

The Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-Year Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or

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DISCLOSURES AND RISKS (continued)

earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as derivatives, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of

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DISCLOSURES AND RISKS (continued)

the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating-Rate Securities Risk: Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks: These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary

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DISCLOSURES AND RISKS (continued)

volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2022 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Short Duration Municipal ETF (from 11/30/2022 to 11/30/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

Information about the Fund’s NAV, market price, and premiums and discounts is available on the Fund’s website at www.abfunds.com.

10 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

AB Tax-Aware Short Duration Municipal ETF

1 Year	3.41%	3.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.27% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

AB Tax-Aware Short Duration Municipal ETF

1 Year	4.21%

12 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,019.40	$1.37	0.27%
Hypothetical**	$1,000	$1,023.71	$1.37	0.27%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 13

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $290.1

1

The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.0% in 22 different states, District of Columbia, Guam and Puerto Rico.

14 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.9%
Long-Term Municipal Bonds – 90.4%
Alabama – 3.7%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2023-D 5.414% (SOFR + 1.85%), 06/01/2049(a)	$1,000	$1,007,034
Series 2021-B 4.00%, 10/01/2052	1,200	1,187,811
Black Belt Energy Gas District (Royal Bank of Canada) Series 2022-D 4.00%, 12/01/2025	650	652,401
City of Huntsville AL Series 2016-B 5.00%, 05/01/2028	470	490,792
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	1,000	1,023,770
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	2,000	2,118,407
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	1,500	1,564,469
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,500	2,610,804

		10,655,488

Arizona – 1.4%
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,064,534
City of Phoenix Civic Improvement Corp. Series 2014-A 5.00%, 07/01/2030 (Pre-refunded/ETM)	1,000	1,009,541

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix Arizona (The) (AZ GFF Tiyan LLC Lease) Series 2014 5.00%, 02/01/2029	$1,000	$973,881

		4,047,956

Arkansas – 0.0%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 6.875%, 07/01/2048(b)	115	118,195

California – 6.2%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	1,000	1,030,428
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,000	993,234
California State Public Works Board (California State Public Works Board Lease) Series 2017-H 5.00%, 04/01/2031	1,425	1,513,936
California Statewide Communities Development Authority (Southern California Edison Co.) Series 2023 4.50%, 11/01/2033(c)	1,000	1,053,777
City of Los Angeles Department of Airports Series 2022 5.00%, 05/15/2025	475	484,922
Newport Mesa Unified School District NATL Series 2007 Zero Coupon, 08/01/2031	2,000	1,565,181
Oakland Unified School District/Alameda County Series 2016 5.00%, 08/01/2025	1,000	1,031,839
Port of Oakland Series 2021 5.00%, 11/01/2029	1,575	1,706,245

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego County Regional Airport Authority Series 2023 5.00%, 07/01/2029	$1,610	$1,734,232
Southern California Public Power Authority Series 2020 5.00%, 07/01/2030 (Pre-refunded/ETM)	1,000	1,001,338
State of California Series 2018 5.00%, 10/01/2024	1,990	2,020,640
Series 2023 5.00%, 10/01/2024	640	649,854
Stockton Public Financing Authority BAM Series 2014 5.00%, 09/01/2028	1,475	1,490,185
Sweetwater Union High School District BAM Series 2014 5.00%, 08/01/2026	1,075	1,086,172
Washington Township Health Care District Series 2020-A 5.00%, 07/01/2031	650	690,104

		18,052,087

Colorado – 1.9%
Adams & Weld Counties School District No. 27J Brighton/CO Series 2016-A 2.50%, 12/01/2027	1,500	1,448,981
Arapahoe County School District No. 5 Cherry Creek AGM Series 2004 2.00%, 12/15/2023	1,225	1,224,557
City & County of Denver Co. Airport System Revenue Series 2013-B 5.00%, 11/15/2043 (Pre-refunded/ETM)	2,000	2,004,574
Series 2020-B 5.00%, 11/15/2031	700	716,247

		5,394,359

Connecticut – 0.9%
State of Connecticut Series 2015-A 4.50%, 03/15/2033	2,500	2,507,232

District of Columbia – 1.4%
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 02/28/2026	1,485	1,521,027

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Aviation Revenue Series 2017 5.00%, 10/01/2026	$465	$483,788
Series 2020-A 5.00%, 10/01/2032	2,000	2,180,221

		4,185,036

Florida – 6.1%
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2017 5.00%, 11/01/2026	600	621,303
City of Port St Lucie FL Utility System Revenue Series 2016 4.00%, 09/01/2032	3,560	3,575,007
County of Brevard FL (County of Brevard FL Fuel Tax) AGM Series 2016 5.00%, 08/01/2028	1,445	1,511,381
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2015-A 5.00%, 10/01/2025	930	951,097
County of Broward FL Professional Sports Facilities Tax Revenue Series 2016 5.00%, 09/01/2025	1,265	1,266,724
County of Charlotte FL Series 2015 5.00%, 10/01/2027	1,080	1,111,817
Greater Orlando Aviation Authority Series 2022-A 5.00%, 10/01/2029	1,020	1,105,210
Series 2022-C 5.00%, 10/01/2025	1,350	1,380,624
Hillsborough County Aviation Authority Series 2015 5.00%, 10/01/2040 (Pre-refunded/ETM)	1,000	1,010,578
School Board of Miami-Dade County (The) Series 2014-A 5.00%, 05/01/2031 (Pre-refunded/ETM)	1,435	1,444,330
Series 2023 5.00%, 06/18/2024	1,000	1,008,464

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Palm Beach Community Redevelopment Agency (West Palm Beach Community Redevelopment Agency City Center Community Redev Area) Series 2015 5.00%, 03/01/2026	$2,590	$2,659,477

		17,646,012

Georgia – 3.7%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2025	200	203,363
City of Atlanta GA Airport Passenger Facility Charge Series 2023 5.00%, 07/01/2030	2,000	2,184,477
City of Atlanta GA Department of Aviation Series 2023-G 5.00%, 07/01/2027	1,000	1,052,921
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	1,000	992,318
5.00%, 09/01/2024	1,500	1,507,282
Series 2022-B 5.00%, 12/01/2052	2,000	2,055,445
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.264% (SOFR + 1.70%), 12/01/2053(a)	1,000	1,007,511
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	1,300	1,297,196
Municipal Electric Authority of Georgia Series 2020 5.00%, 01/01/2029	500	537,842

		10,838,355

Guam – 1.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	910	930,808

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	$2,000	$2,064,632

		2,995,440

Illinois – 9.5%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2030	1,000	1,014,312
Series 2019-A 5.00%, 12/01/2030	1,575	1,618,227
AGM Series 2018-C 5.00%, 12/01/2031	1,000	1,039,712
Chicago Transit Authority Series 2017 5.00%, 06/01/2026	1,695	1,754,314
Chicago Transit Authority Capital Grant Receipts Revenue (City of Chicago IL Fed Hwy Grant) Series 2017 5.00%, 06/01/2025	1,000	1,020,163
City of Chicago IL Series 2020-A 5.00%, 01/01/2026	2,125	2,171,297
City of Chicago IL Waterworks Revenue AMBAC Series 2001 5.75%, 11/01/2030	865	934,237
Du Page & Will Counties Community School District No. 24 Indian Prairie Series 2015-A 5.00%, 12/30/2023	1,000	1,001,207
Illinois State Toll Highway Authority Series 2014-D 5.00%, 01/01/2024	5,495	5,502,519
Kane McHenry Cook & De Kalb Counties Unit School District No. 300/IL Series 2015 5.00%, 01/01/2024	1,000	1,001,085
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	2,250	2,234,567
Series 2023 5.00%, 12/15/2027	1,000	1,062,731
Northern Illinois University BAM Series 2020-B 5.00%, 04/01/2031	725	771,009

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sangamon County School District No. 186 Springfield AGM Series 2020-B 5.00%, 02/01/2032	$690	$760,213
State of Illinois Series 2017-D 5.00%, 11/01/2026	1,000	1,042,747
Series 2019-A 5.00%, 11/01/2029	685	743,359
Series 2020 5.50%, 05/01/2030	2,000	2,195,094
Series 2023-D 5.00%, 07/01/2024	1,000	1,007,471
State of Illinois Sales Tax Revenue Series 2021-A 4.00%, 06/15/2028	605	615,373

		27,489,637

Indiana – 1.2%
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	500	464,735
Indianapolis Local Public Improvement Bond Bank Series 2021-A 5.00%, 06/01/2024	3,045	3,068,213

		3,532,948

Iowa – 0.2%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018-B 5.00%, 02/15/2025	500	508,152

Kansas – 0.6%
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2024	1,605	1,605,978

Kentucky – 0.6%
Western Kentucky University Series 2016-A 5.00%, 09/01/2025	1,660	1,704,110

Louisiana – 1.4%
City of Shreveport LA BAM Series 2016 5.00%, 03/01/2027	1,400	1,461,801

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (American BioCarbon CT LLC) Series 2023 4.00%, 12/01/2046	$1,000	$1,000,328
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Insurance Guaranty Association) Series 2022 5.00%, 08/15/2029	665	700,650
Louisiana Public Facilities Authority (ElementUS Minerals LLC) Series 2023 5.00%, 10/01/2043(b)	1,000	1,014,337

		4,177,116

Maryland – 1.6%
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	1,000	1,019,958
Maryland Stadium Authority (Maryland Stadium Authority State Lease) Series 2023-A 5.00%, 03/01/2025	1,850	1,890,900
State of Maryland Series 2017-A 5.00%, 08/01/2025	1,765	1,827,873

		4,738,731

Massachusetts – 2.1%
City of Quincy MA Series 2023 5.00%, 01/12/2024	1,270	1,272,143
Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) Series 2015-H 5.00%, 07/01/2025	1,500	1,535,606
Series 2019 5.00%, 07/01/2031	870	937,959
Massachusetts Port Authority Series 2017-A 5.00%, 07/01/2027	1,120	1,177,345
Series 2019-A 5.00%, 07/01/2024	1,070	1,078,501

		6,001,554

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 0.6%
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2024	$450	$454,473
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	1,190	1,198,981

		1,653,454

Minnesota – 0.8%
State of Minnesota Series 2022-A 5.00%, 08/01/2025	1,000	1,032,824
University of Minnesota Series 2017-B 5.00%, 12/01/2023	1,325	1,325,000

		2,357,824

Missouri – 1.4%
City of St Louis MO Airport Revenue AGM Series 2017-B 5.00%, 07/01/2025	2,130	2,165,490
County of St Louis MO (County of St Louis MO Lease) Series 2020-A 4.00%, 12/01/2030	755	777,482
Missouri Highway & Transportation Commission Series 2023 5.00%, 05/01/2024(c)	1,000	1,007,304

		3,950,276

Nebraska – 0.9%
Public Power Generation Agency Series 2015 5.00%, 01/01/2025	2,525	2,565,601

Nevada – 1.1%
County of Clark Department of Aviation Series 2021-B 5.00%, 07/01/2025	3,100	3,164,025
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(b)	100	101,282

		3,265,307

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.7%
County of Monmouth NJ Series 2019 5.00%, 07/15/2026	$1,320	$1,395,074
Garden State Preservation Trust AGM Series 2005-A 5.75%, 11/01/2028	1,000	1,069,315
New Brunswick Parking Authority BAM Series 2016-A 5.00%, 09/01/2030	2,000	2,093,891
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015-X 5.00%, 06/15/2025	1,450	1,487,325
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	1,000	992,451
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.75%, 09/15/2027	2,000	2,000,341
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 06/15/2030	250	271,783
Newark Board of Education BAM Series 2021 5.00%, 07/15/2029	1,210	1,316,712
State of New Jersey Series 2020 5.00%, 06/01/2024	1,000	1,009,088
Township of South Orange Village NJ Series 2023 5.00%, 06/28/2024	1,000	1,008,174
Township of Woodbridge NJ Series 2023 4.50%, 03/15/2024	1,000	1,003,441

		13,647,595

New York – 7.0%
City of New York NY Series 2014-A 5.00%, 08/01/2024	1,000	1,012,655

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2024	$2,000	$2,030,364
Series 2017-C 5.00%, 11/15/2025	630	650,268
5.00%, 11/15/2029	1,000	1,072,842
Nassau Health Care Corp. Series 2021 5.00%, 08/01/2024	865	875,493
New York City Municipal Water Finance Authority Series 2018-E 5.00%, 06/15/2032	1,410	1,457,252
New York State Dormitory Authority (NYU Langone Hospitals Obligated Group) Series 2014 5.00%, 07/01/2030	1,000	1,004,346
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2015-A 5.00%, 03/15/2026	1,000	1,025,375
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2031	1,000	1,062,860
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2031	1,000	1,006,931
Series 2016 5.00%, 10/01/2025	1,000	1,027,674
Series 2021-2 3.00%, 10/01/2028	3,950	3,816,635
5.00%, 07/15/2024	1,500	1,512,924
5.00%, 07/15/2027	1,445	1,519,370
Triborough Bridge & Tunnel Authority Series 2017-B 5.00%, 11/15/2033	1,205	1,277,964

		20,352,953

North Carolina – 2.6%
Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.) Series 2019 2.10%, 03/01/2027	1,000	979,802
County of Gaston NC Series 2023 4.00%, 05/01/2025	2,600	2,622,742

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Turnpike Authority Series 2020 5.00%, 02/01/2024 (Pre-refunded/ETM)	$4,000	$4,010,092

		7,612,636

Ohio – 0.9%
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	500	435,313
State of Ohio (University Hospitals Health System, Inc. Obligated Group) Series 2016 5.00%, 01/15/2030	1,090	1,121,211
University of Akron (The) Series 2019-A 5.00%, 01/01/2024	1,060	1,061,175

		2,617,699

Oklahoma – 1.1%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2029	1,000	987,720
Oklahoma Municipal Power Authority Series 2014-B 5.00%, 01/01/2025	1,000	1,016,610
AGM Series 2021-A 5.00%, 01/01/2024	1,250	1,251,376

		3,255,706

Oregon – 1.1%
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2027	1,000	1,058,479
Port of Portland OR Airport Revenue Series 2022-2 5.00%, 07/01/2030	1,000	1,089,166
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2017-2 5.00%, 07/01/2029	1,000	1,043,182

		3,190,827

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 6.3%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.30% (MUNIPSA + 0.70%), 11/15/2047(a)	$1,000	$986,597
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	500	474,227
City of Philadelphia PA Airport Revenue Series 2020-C 5.00%, 07/01/2030	1,220	1,317,614
Series 2021 5.00%, 07/01/2025	945	963,790
Delaware River Port Authority Series 2013 5.00%, 01/01/2031 (Pre-refunded/ETM)	1,000	1,001,261
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2031	1,500	1,584,468
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.00%, 12/31/2032	2,000	2,103,302
Pennsylvania Turnpike Commission Series 2019 5.00%, 12/01/2024	1,000	1,017,695
Pennsylvania Turnpike Commission Registration Fee Revenue Series 2023 4.45% (MUNIPSA + 0.85%), 07/15/2041(a)	1,000	997,202
Philadelphia Authority for Industrial Development (Temple University-of The Commonwealth System of Higher Education) Series 2015-2 5.00%, 04/01/2029	1,375	1,402,715
Series 2016-2 5.00%, 04/01/2028	1,550	1,583,468

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Gas Works Co. Series 2016 5.00%, 10/01/2024	$1,000	$1,012,697
Philadelphia Municipal Authority (City of Philadelphia PA) Series 2017 5.00%, 04/01/2025	1,325	1,349,521
Reading School District BAM Series 2019-D 5.00%, 04/01/2025	1,500	1,529,322
School District of Philadelphia (The) Series 2023-A 5.00%, 06/28/2024	1,000	1,007,180

		18,331,059

Puerto Rico – 1.0%
Commonwealth of Puerto Rico Series 2021-A 5.625%, 07/01/2027	1,108	1,156,876
5.625%, 07/01/2029	675	713,412
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(b)	1,000	1,011,126

		2,881,414

South Carolina – 1.4%
SCAGO Educational Facilities Corp. for Pickens School District (Pickens County School District/SC) Series 2015 5.00%, 12/01/2030	1,000	1,019,029
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2029	1,500	1,528,858
South Carolina Public Service Authority AGM Series 2014-C 5.00%, 12/01/2025	1,500	1,522,243

		4,070,130

Tennessee – 1.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2023 5.00%, 07/01/2028	1,000	1,073,964

28 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2030	$1,000	$1,080,011
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	2,000	2,045,258

		4,199,233

Texas – 6.3%
Central Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2024	1,000	1,001,123
5.00%, 01/01/2028	1,065	1,097,684
Series 2020-F 5.00%, 01/01/2025	1,315	1,325,492
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	1,000	1,004,617
City of Carrollton TX Series 2019 5.00%, 08/15/2031	735	816,290
City of Houston TX Series 2016-A 5.00%, 03/01/2024	1,375	1,380,918
City of San Antonio TX Airport System Series 2019-A 5.00%, 07/01/2029	550	588,696
La Joya Independent School District Series 2013 5.00%, 02/15/2028	1,355	1,459,149
North Texas Tollway Authority (North Texas Tollway System) Series 2014-A 5.00%, 01/01/2025	1,000	1,002,981
Series 2019-B 5.00%, 01/01/2024	1,000	1,001,376
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-A 5.50%, 01/01/2054	4,000	4,248,125
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 5.00%, 12/31/2030	1,000	1,071,343

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2018 5.00%, 08/01/2025	$1,000	$1,033,153
Tyler Independent School District Series 2022 5.00%, 02/15/2024	1,110	1,113,284

		18,144,231

Utah – 0.5%
Utah Board of Higher Education (University of Utah(The)) NATL Series 1998 5.50%, 04/01/2029	1,440	1,563,803

Virginia – 1.3%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2025	1,800	1,850,090
Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2030(b)	1,000	1,004,752
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2023 5.00%, 11/01/2052	1,000	1,002,950

		3,857,792

Washington – 2.5%
Port of Seattle WA Series 2017-D 5.00%, 05/01/2024	1,500	1,507,862
Snohomish County School District No. 13 Monroe Series 2015 5.00%, 12/01/2032	1,000	1,023,454
State of Washington Series 2016-R 5.00%, 08/01/2024	565	572,113
Series 2018-C 5.00%, 02/01/2027	1,000	1,067,770

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(b)	$1,000	$999,932
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2024	2,125	2,147,784

		7,318,915

West Virginia – 1.5%
West Virginia Economic Development Authority (Provident Group - Marshall Properties LLC) AGM Series 2023 5.00%, 07/01/2030	2,665	2,945,499
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016A 5.00%, 06/01/2025	1,360	1,391,798

		4,337,297

Wisconsin – 2.4%
City of Milwaukee WI Series 2020-N 5.00%, 04/01/2027	1,000	1,050,432
AGM Series 2023 5.00%, 04/01/2031	1,000	1,100,752
City of Milwaukee WI Sewerage System Revenue Series 2016-S 4.00%, 06/01/2028	350	355,704
State of Wisconsin Series 2021-2 5.00%, 05/01/2025	1,730	1,778,488
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,000,134
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 5.00%, 06/01/2029	755	799,832

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2030	$1,000	$960,731

		7,046,073

Total Long-Term Municipal Bonds (cost $261,408,553)		262,418,211

Short-Term Municipal Notes – 2.5%
District of Columbia – 0.2%
District of Columbia (MedStar Health Obligated Group) Series 2017-A 1.45%, 08/15/2038(d)	650	650,000

Indiana – 0.5%
Indiana Municipal Power Agency (Indiana Municipal Power Agency) Series 2019-B 4.00%, 01/01/2042(d)	1,470	1,470,000

New Jersey – 0.3%
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009-C 2.85%, 07/01/2043(d)	800	800,000

New York – 0.4%
City of New York NY (City of New York NY) Series 2008-L 3.25%, 04/01/2038(d)	650	650,000
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2022-B 3.25%, 01/01/2033(d)	400	400,000

		1,050,000

Oregon – 0.2%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 3.25%, 08/01/2034(d)	500	500,000

32 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.2%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 3.25%, 07/01/2045(d)	$700	$700,000

Virginia – 0.7%
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 3.42%, 07/01/2052(d)	2,000	2,000,000

Total Short-Term Municipal Notes (cost $7,170,000)		7,170,000

Total Municipal Obligations (cost $268,578,553)		269,588,211

CORPORATES - INVESTMENT GRADE – 2.2%
Financial Institutions – 1.5%
Banking – 1.1%
BPCE SA 5.15%, 07/21/2024(b)	375	371,156
Citigroup, Inc. 7.625%, 11/15/2028(e)	184	183,227
Credit Suisse AG/New York NY 7.95%, 01/09/2025	850	866,609
HSBC Holdings PLC 3.803%, 03/11/2025	500	496,755
Societe Generale SA 5.00%, 01/17/2024(b)	750	748,155
Standard Chartered PLC 7.776%, 11/16/2025(b)	250	254,050
Synchrony Bank 5.625%, 08/23/2027	340	322,041
Wells Fargo & Co. 7.625%, 09/15/2028(e)	148	152,072

		3,394,065

Finance – 0.4%
Aircastle Ltd. 4.125%, 05/01/2024	880	871,209
Aviation Capital Group LLC 1.95%, 01/30/2026(b)	290	264,167

		1,135,376

		4,529,441

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial – 0.7%
Consumer Cyclical - Other – 0.2%
Lennar Corp. 4.50%, 04/30/2024	$500	$496,505

Consumer Non-Cyclical – 0.4%
Altria Group, Inc. 3.40%, 05/06/2030	215	191,071
BAT Capital Corp. 4.906%, 04/02/2030	230	219,523
Philip Morris International, Inc. 5.625%, 11/17/2029	250	254,250
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	500	478,980

		1,143,824

Technology – 0.1%
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	370	339,090

		1,979,419

Total Corporates - Investment Grade (cost $6,514,018)		6,508,860

ASSET-BACKED SECURITIES – 1.4%
Autos - Fixed Rate – 0.9%
Carvana Auto Receivables Trust Series 2023-N1, Class A 6.36%, 04/12/2027(b)	323	322,783
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(b)	677	674,106
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	881	880,261
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(b)	225	225,398
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	499	497,941

		2,600,489

Other ABS - Fixed Rate – 0.5%
ACHV ABS Trust Series 2023-2PL, Class A 6.42%, 05/20/2030(b)	14	13,661
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(b)	500	494,329

34 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(b)	$748	$751,228
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(b)	94	94,981

		1,354,199

Total Asset-Backed Securities (cost $3,960,372)		3,954,688

GOVERNMENTS - TREASURIES – 0.9%
United States – 0.9%
U.S. Treasury Notes 4.875%, 11/30/2025 (cost $2,508,301)	2,500	2,507,422

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA1, Class M1A 7.428% (SOFR + 2.10%), 03/25/2043(a)(b)	885	898,074
Series 2023-DNA2, Class M1A 7.429% (SOFR + 2.10%), 04/25/2043(a)(b)	443	448,743

Total Collateralized Mortgage Obligations (cost $1,328,217)		1,346,817

SHORT-TERM INVESTMENTS – 1.8%
U.S. Treasury Bills – 1.0%
U.S. Treasury Bill Zero Coupon, 02/08/2024 (cost $2,969,669)	3,000	2,969,870

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 35

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(f)(g)(h) (cost $2,352,138)	2,352,138	$2,352,138

Total Short-Term Investments (cost $5,321,807)		5,322,008

Total Investments – 99.7% (cost $288,211,268)		289,228,006
Other assets less liabilities – 0.3%		893,243

Net Assets – 100.0%		$290,121,249

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	10,200	03/31/2025	1 Day SOFR	3.847%	Annual	$(214,151)	$	– 0	–	$(214,151)
USD	4,800	03/31/2025	1 Day SOFR	4.099%	Annual	(83,199)		– 0	–	(83,199)
USD	3,700	03/31/2025	1 Day SOFR	4.013%	Annual	(69,143)		– 0	–	(69,143)
USD	4,000	06/30/2025	1 Day SOFR	4.808%	Annual	(5,407)		– 0	–	(5,407)
USD	1,600	07/31/2025	1 Day SOFR	4.851%	Annual	1,340		– 0	–	1,340
USD	10,600	11/05/2025	1 Day SOFR	4.859%	Annual	52,740		– 0	–	52,740
USD	6,900	11/05/2025	1 Day SOFR	4.713%	Annual	15,368		– 0	–	15,368
USD	2,700	11/05/2025	1 Day SOFR	4.762%	Annual	8,639		– 0	–	8,639
USD	2,400	05/15/2026	1 Day SOFR	4.012%	Annual	(34,217)		– 0	–	(34,217)
USD	2,000	04/15/2032	3.275%	1 Day SOFR	Annual	123,666		– 0	–	123,666
USD	1,000	04/15/2032	3.215%	1 Day SOFR	Annual	66,486		– 0	–	66,486
USD	650	04/15/2032	3.291%	1 Day SOFR	Annual	39,392		– 0	–	39,392
USD	420	04/15/2032	3.852%	1 Day SOFR	Annual	7,332		– 0	–	7,332
USD	1,900	08/15/2033	4.488%	1 Day SOFR	Annual	(74,595)		– 0	–	(74,595)

						$(165,749)	$	– 0	–	$(165,749)

36 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2023.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2023, the aggregate market value of these securities amounted to $11,188,657 or 3.9% of net assets.

(c)	When-Issued or delayed delivery security.

(d)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of November 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.0% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

ETM – Escrowed to Maturity

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 37

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $285,859,130)	$286,875,868
Affiliated issuers (cost $2,352,138)	2,352,138
Cash collateral due from broker	395,489
Interest receivable	3,887,884
Receivable for shares of beneficial interest sold	3,748,395
Receivable for variation margin on centrally cleared swaps	23,443
Receivable for investment securities sold	19,262
Affiliated dividends receivable	18,857
Receivable due from Advisor	562

Total assets	297,321,898

Liabilities
Due to custodian	2,150
Payable for investment securities purchased	7,144,120
Advisory fee payable	54,379

Total liabilities	7,200,649

Net Assets	$290,121,249

Composition of Net Assets
Capital stock, at par	$1,160
Additional paid-in capital	288,666,370
Distributable earnings	1,453,719

Net Assets	$290,121,249

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 11,602,000 shares outstanding)	$25.01

See notes to financial statements.

38 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2023

Investment Income
Interest	$6,040,552
Dividends—Affiliated issuers	114,206
Other income	1,087	$6,155,845

Expenses
Advisory fee (see Note B)	445,832

Total expenses	445,832
Less: expenses waived and reimbursed by the Adviser (see Notes B)	(2,862)

Net expenses		442,970

Net investment income		5,712,875

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(254,376)
In-kind redemptions		336,958
Swaps		(39,370)
Net change in unrealized appreciation (depreciation) of:
Investments		852,211
Swaps		(151,509)

Net gain on investment transactions		743,914

Net Increase in Net Assets from Operations		$6,456,789

See notes to financial statements.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 39

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,712,875	$188,722
Net realized gain (loss) on investment transactions	43,212	(49,487)
Net change in unrealized appreciation (depreciation) of investments	700,702	150,287

Net increase in net assets from operations	6,456,789	289,522
Distribution to Shareholders	(4,857,398)	(98,236)
Transactions in Shares of the Fund
Net increase	240,931,240	47,294,650
Other capital	98,627	6,055

Total increase	242,629,258	47,491,991
Net Assets
Beginning of period	47,491,991	– 0	–

End of period	$290,121,249	$47,491,991

(a)	Commencement of operations.

See notes to financial statements.

40 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Short Duration Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 41

NOTES TO FINANCIAL STATEMENTS (continued)

best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchangetraded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

42 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$262,418,211		$	– 0	–	$262,418,211
Short-Term Municipal Notes		– 0	–	7,170,000			– 0	–	7,170,000
Corporates – Investment Grade		– 0	–	6,508,860			– 0	–	6,508,860
Asset-Backed Securities		– 0	–	3,954,688			– 0	–	3,954,688
Governments – Treasuries		– 0	–	2,507,422			– 0	–	2,507,422
Collateralized Mortgage Obligations		– 0	–	1,346,817			– 0	–	1,346,817
Short-Term Investments:
U.S. Treasury Bills		– 0	–	2,969,870			– 0	–	2,969,870
Investment Companies		2,352,138		– 0	–		– 0	–	2,352,138

Total Investments in Securities		2,352,138		286,875,868			– 0	–	289,228,006
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	314,963			– 0	–	314,963	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(480,712)			– 0	–	(480,712	)(b)

Total		$2,352,138		$286,710,119		$	– 0	–	$289,062,257

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $2,862.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$20	$126,287	$123,955	$2,352	$114

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$211,142,582	$12,677,055
U.S. government securities	25,663,883	21,632,113

During the year ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.

For the year ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$45,719,104		$22,556,039
U.S. government securities	– 0	–	14,554,375

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$288,211,268

Gross unrealized appreciation	$2 ,176,269
Gross unrealized depreciation	(1,206,029)

Net unrealized appreciation	$970,240

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an

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NOTES TO FINANCIAL STATEMENTS (continued)

agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2023, the Fund held interest rate swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$314,963	*	Payable for variation margin on centrally cleared swaps	$480,712	*

Total		$314,963			$480,712

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(39,370)	$(151,509)

Total		$(39,370)	$(151,509)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2023:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$34,014,615

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022		Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022

Shares sold	12,050,000	1,902,000		$300,050,480	$47,294,650

Shares redeemed	(2,350,000)	– 0	–	(59,119,240)	– 0	–

Net increase	9,700,000	1,902,000		$240,931,240	$47,294,650

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The

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NOTES TO FINANCIAL STATEMENTS (continued)

duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating Rate-Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a

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specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$750,870	$19,391

Total taxable distributions	750,870	19,391
Tax-exempt distributions	4,106,528	78,845

Total distributions paid	$4,857,398	$98,236

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$788,204
Accumulated capital and other losses	(304,725	)(a)
Unrealized appreciation (depreciation)	970,240	(b)

Total accumulated earnings (deficit)	$1,453,719

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $304,725.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $304,725, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022

Net asset value, beginning of period	$24.97	$25.00

Income From Investment Operations

Net investment income(b)(c)	.86	.16

Net realized and unrealized loss on investment transactions	(.03)	(.10)

Net increase in net asset value from operations	.83	.06

Less: Dividends

Dividends from net investment income	(.79)	(.09)

Net asset value, end of period	$25.01	$24.97

Total Return(d)

Total investment return based on net asset value	3.41%	.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$290,121	$47,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.27%	.27%^

Expenses, before waivers/reimbursements	.27%	.27%^

Net investment income(c)	3.46%	2.99%^

Portfolio turnover rate(e)	25%	11%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Short Duration Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2023. For foreign shareholders, 91.06% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Gary L. Moody,(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daryl Clements,(2) Vice President Matthew J. Norton,(2) Vice President Andrew D. Potter,(2) Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 48 (2022)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR

Garry L. Moody,## Chairman of the Board 71 (2022)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Jorge A. Bermudez,## 72 (2022)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2022)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Nancy P. Jacklin,## 75 (2022)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Jeanette W. Loeb,## 71 (2022)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Carol C. McMullen,## 68 (2022)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Marshall C. Turner, Jr.,## 82 (2022)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department — Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

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MANAGEMENT OF THE FUND (continued)

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a, which led to the conclusion that each Trustee should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daryl Clements 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Matthew J. Norton 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer-Municipal Bonds.

Andrew D. Potter 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“AB”)** .

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) for an initial two-year period at meetings held in-person on May 3-4, 2022 (the “May Meeting”) and August 2-3, 2022 (together with the May Meeting, the “Meetings”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The

76 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s projected expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 77

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

78 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE SHORT DURATION MUNICIPAL ETF | 79

NOTES

80 | AB TAX-AWARE SHORT DURATION MUNICIPAL ETF	abfunds.com

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-TASDM-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB ULTRA SHORT INCOME ETF

(NYSE: YEAR)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Ultra Short Income ETF (the “Fund”). Please review the discussion of ETF performance, the market conditions during the reporting period and the ETF’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB ULTRA SHORT INCOME ETF | 1

ANNUAL REPORT

January 23, 2024

This report provides management’s discussion of fund performance for the AB Ultra Short Income ETF for the annual reporting period ended November 30, 2023.

The Fund’s investment objective is to provide current income, consistent with preservation of capital.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB Ultra Short Income ETF	2.86%	5.66%

Benchmark: FTSE 3-Month US T-Bill Index	2.76%	5.12%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, FTSE 3-Month US T-Bill Index, for the six- and 12-month periods ended November 30, 2023.

During both periods, the Fund outperformed the benchmark, before sales charges. In the 12-month period, sector allocation contributed to relative performance, from off-benchmark allocation to investment-grade corporate bonds and asset-backed securities. Overweight duration positioning detracted from overall performance.

Over the six-month period, sector allocation contributed, mainly from off-benchmark allocation to investment-grade corporates and asset-backed securities. Overweight duration positioning detracted from relative performance.

The Fund used derivatives in the form of futures for hedging and investment purposes, which had no material impact during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive as yields fell beginning in October, with only the UK and Germany posting negative returns during the period. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government

2 | AB ULTRA SHORT INCOME ETF	abfunds.com

bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, US Treasuries & cash equivalent securities.

INVESTMENT POLICIES

The Fund will pursue its objective by investing, under normal circumstances, primarily in a mix of US Government and investment grade corporate fixed-income securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than one year, although it may invest in securities of any duration or maturity. The Fund may invest in mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund expects to invest a portion of its assets in the AB Government Money Market Portfolio (the “Money Market Portfolio”), a series of AB Fixed-Income Shares, Inc. that is managed by the Adviser, to gain exposure to fixed-income securities with shorter durations relative to the Fund’s average duration. The Fund may invest in securities of foreign issuers, which will typically be denominated in US Dollars, and may include securities of both government and corporate issuers.

The Fund expects to engage in active and frequent trading of its portfolio securities.

The Adviser selects securities for purchase or sale based on the Adviser’s view of market conditions and investment opportunities, and on the Adviser’s assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including primary and secondary market liquidity, the credit quality and sensitivity to interest rates of the securities under consideration, and of the Fund’s other holdings.

Although not part of its principal investment strategies, the Fund may invest in derivatives.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

abfunds.com	AB ULTRA SHORT INCOME ETF | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The FTSE 3-Month US T-Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE 3 Month US T-Bill Index Series is intended to track the daily performance of three-month US Treasury bills. The indexes are designed to operate as a reference rate for a series of funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

4 | AB ULTRA SHORT INCOME ETF	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB ULTRA SHORT INCOME ETF | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies in which the Fund invests to the extent these expenses are not waived or reimbursed by the Adviser.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

6 | AB ULTRA SHORT INCOME ETF	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ULTRA SHORT INCOME ETF | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2022 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Ultra Short Income ETF (from 11/30/2022 to 11/30/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

Information about the Fund’s NAV, market price and, premiums and discounts is available on the Fund’s website at www.abfunds.com.

8 | AB ULTRA SHORT INCOME ETF	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

AB Ultra Short Income ETF

1 Year	5.66%	5.66%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.25% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

abfunds.com	AB ULTRA SHORT INCOME ETF | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

AB Ultra Short Income ETF

1 Year	5.96%

10 | AB ULTRA SHORT INCOME ETF	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB ULTRA SHORT INCOME ETF | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Actual	$1,000	$1,028.60	$1.22	0.24%	$1.27	0.25%
Hypothetical**	$1,000	$1,023.87	$1.22	0.24%	$1.27	0.25%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $586.5

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ULTRA SHORT INCOME ETF | 13

PORTFOLIO OF INVESTMENTS

November 30, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 51.2%
Financial Institutions – 35.2%
Banking – 24.9%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)	U.S.$	6,910	$6,714,792
4.80%, 04/18/2026(a)		800	773,024
AIB Group PLC 4.263%, 04/10/2025(a)		3,672	3,640,604
Ally Financial, Inc. 3.875%, 05/21/2024		108	106,725
4.625%, 03/30/2025		2,524	2,467,690
5.80%, 05/01/2025		122	121,070
Banco Santander SA 1.849%, 03/25/2026		4,200	3,828,258
5.179%, 11/19/2025		2,400	2,345,712
Bank of America Corp. 0.976%, 04/22/2025		1,371	1,341,318
1.53%, 12/06/2025		322	306,779
3.366%, 01/23/2026		487	471,752
3.458%, 03/15/2025		1,001	993,002
4.20%, 08/26/2024		4,544	4,487,200
5.757% (SOFR + 0.41%), 06/14/2024(b)		164	163,780
Barclays PLC 1.007%, 12/10/2024		1,545	1,543,841
3.932%, 05/07/2025		1,425	1,410,778
4.375%, 09/11/2024		1,309	1,287,401
5.20%, 05/12/2026		3,460	3,377,202
BNP Paribas SA 4.25%, 10/15/2024		3,792	3,720,786
4.375%, 09/28/2025(a)		1,694	1,636,963
BPCE SA 2.375%, 01/14/2025(a)		752	722,176
4.50%, 03/15/2025(a)		2,416	2,348,038
5.15%, 07/21/2024(a)		4,432	4,386,572
Capital One Financial Corp. 3.30%, 10/30/2024		3,511	3,420,486
4.166%, 05/09/2025		1,884	1,855,533
Cooperatieve Rabobank UA 3.75%, 07/21/2026		2,856	2,703,404
4.375%, 08/04/2025		4,955	4,808,035
Credit Agricole SA 4.375%, 03/17/2025(a)		5,196	5,063,190
Credit Suisse AG/New York NY 7.95%, 01/09/2025		1,872	1,908,579

14 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 3.244%, 12/20/2025(a)	U.S.$	202	$195,342
3.773%, 03/28/2025(a)		1,258	1,247,131
6.466%, 01/09/2026(a)		3,573	3,581,647
Deutsche Bank AG/London 3.70%, 05/30/2024		1,651	1,629,900
Deutsche Bank AG/New York NY 0.898%, 05/28/2024		671	654,681
1.447%, 04/01/2025		4,501	4,422,593
6.119%, 07/14/2026		803	797,981
Goldman Sachs Group, Inc. (The) 1.757%, 01/24/2025		2,501	2,484,668
5.816% (SOFR + 0.49%), 10/21/2024(b)		913	910,307
HSBC Holdings PLC 2.633%, 11/07/2025		665	643,840
4.25%, 08/18/2025		1,103	1,070,848
Intesa Sanpaolo SpA 5.25%, 01/12/2024		285	284,675
7.00%, 11/21/2025(a)		3,500	3,546,620
Series XR
3.25%, 09/23/2024(a)		2,947	2,878,070
JPMorgan Chase & Co. 0.824%, 06/01/2025		362	352,190
1.561%, 12/10/2025		71	67,789
Lloyds Banking Group PLC 3.87%, 07/09/2025		1,989	1,962,904
4.582%, 12/10/2025		1,763	1,700,978
Macquarie Group Ltd. 6.207%, 11/22/2024(a)		2,921	2,930,172
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)		1,600	1,591,136
Mizuho Financial Group, Inc. 2.839%, 07/16/2025		321	314,683
Morgan Stanley 0.79%, 05/30/2025		1,040	1,010,703
1.164%, 10/21/2025		145	138,455
3.62%, 04/17/2025		644	637,934
Series G 0.791%, 01/22/2025		1,038	1,029,353
NatWest Group PLC 4.269%, 03/22/2025		2,458	2,442,613
4.80%, 04/05/2026		207	203,100
PNC Financial Services Group, Inc. (The) 3.90%, 04/29/2024		6,054	6,002,844
Santander Holdings USA, Inc. 3.45%, 06/02/2025		2,454	2,356,282
3.50%, 06/07/2024		935	920,049
4.50%, 07/17/2025		2,026	1,980,152

abfunds.com	AB ULTRA SHORT INCOME ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander UK Group Holdings PLC 1.089%, 03/15/2025	U.S.$	1,772	$1,742,319
Societe Generale SA 2.226%, 01/21/2026(a)		1,471	1,399,245
2.625%, 01/22/2025(a)		2,135	2,050,860
4.25%, 04/14/2025(a)		1,053	1,017,472
4.75%, 11/24/2025(a)		898	864,801
5.00%, 01/17/2024(a)		2,149	2,143,713
Standard Chartered PLC 1.214%, 03/23/2025(a)		444	436,607
3.785%, 05/21/2025(a)		377	372,382
Swedbank AB 6.136%, 09/12/2026(a)		3,295	3,316,450
Truist Bank 3.30%, 05/15/2026		441	412,044
Truist Financial Corp. 2.50%, 08/01/2024		2,805	2,740,597
2.85%, 10/26/2024		840	817,177
3.70%, 06/05/2025		1,404	1,363,551
UBS Group AG 4.125%, 09/24/2025(a)		3,975	3,843,268
UniCredit SpA 2.569%, 09/22/2026(a)		2,600	2,413,112
US Bancorp 3.10%, 04/27/2026		2,283	2,161,248
Western Union Co. (The) 2.85%, 01/10/2025		1,009	974,119

			146,013,295

Brokerage – 1.0%
Nomura Holdings, Inc. 1.851%, 07/16/2025		5,031	4,712,286
2.648%, 01/16/2025		428	412,644
5.099%, 07/03/2025		493	486,448
5.709%, 01/09/2026		393	392,253

			6,003,631

Finance – 4.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.75%, 01/30/2026		1,987	1,817,648
3.50%, 01/15/2025		672	652,257
4.45%, 10/01/2025		539	523,827
6.45%, 04/15/2027(a)		2,537	2,570,564
6.50%, 07/15/2025		168	168,941
Air Lease Corp. 2.30%, 02/01/2025		2,597	2,487,666

16 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 5.25%, 08/11/2025(a)	U.S.$	7,629	$7,472,071
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		4,192	3,818,577
1.95%, 09/20/2026(a)		368	326,372
4.125%, 08/01/2025(a)		3,237	3,110,530
5.50%, 12/15/2024(a)		262	258,827
Synchrony Financial 4.50%, 07/23/2025		1,924	1,851,215
4.875%, 06/13/2025		439	424,452

			25,482,947

Insurance – 0.9%
Humana, Inc. 3.85%, 10/01/2024		5,332	5,246,688

REITs – 4.0%
American Tower Corp. 3.375%, 05/15/2024		2,740	2,706,572
Boston Properties LP 3.80%, 02/01/2024		1,688	1,679,408
Brixmor Operating Partnership LP 3.65%, 06/15/2024		2,153	2,119,758
3.85%, 02/01/2025		1,006	978,345
Equinix, Inc. 2.625%, 11/18/2024		3,024	2,932,615
Essex Portfolio LP 3.875%, 05/01/2024		2,274	2,251,851
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		1,648	1,620,446
Healthcare Realty Holdings LP 3.50%, 08/01/2026		2,744	2,585,369
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		2,449	2,394,657
Welltower OP LLC 4.50%, 01/15/2024		4,166	4,156,418

			23,425,439

			206,172,000

Industrial – 13.6%
Basic – 0.4%
Glencore Funding LLC 4.625%, 04/29/2024(a)		2,450	2,433,953

Capital Goods – 1.2%
Boeing Co. (The) 2.85%, 10/30/2024		5,395	5,252,680

abfunds.com	AB ULTRA SHORT INCOME ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 4.15%, 03/15/2024(c)	U.S.$	1,543	$1,534,220

			6,786,900

Communications - Media – 0.6%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024		2,740	2,687,693
WPP Finance 2010 3.75%, 09/19/2024		1,157	1,134,485

			3,822,178

Communications - Telecommunications – 1.2%
Bell Telephone Co of Canada or Bell Canada (The) Series US-3 0.75%, 03/17/2024		1,853	1,826,002
Sprint LLC 7.125%, 06/15/2024		5,030	5,056,156

			6,882,158

Consumer Cyclical - Automotive – 1.8%
Ford Motor Credit Co., LLC 4.063%, 11/01/2024		3,000	2,929,230
General Motors Financial Co., Inc. 3.95%, 04/13/2024		3,252	3,225,789
6.05%, 10/10/2025		2,095	2,103,967
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		2,582	2,475,492

			10,734,478

Consumer Cyclical - Entertainment – 0.4%
Mattel, Inc. 3.375%, 04/01/2026(a)		2,540	2,382,393

Consumer Cyclical - Other – 1.3%
DR Horton, Inc. 2.50%, 10/15/2024		3,014	2,927,981
Lennar Corp. 4.50%, 04/30/2024		4,604	4,571,818

			7,499,799

Consumer Cyclical - Retailers – 0.4%
PVH Corp. 4.625%, 07/10/2025		2,464	2,402,523

Consumer Non-Cyclical – 1.9%
BAT Capital Corp. 3.222%, 08/15/2024		2,872	2,817,891
Conagra Brands, Inc. 4.30%, 05/01/2024		2,600	2,580,630

18 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Keurig Dr Pepper, Inc. 0.75%, 03/15/2024	U.S.$	2,863	$2,821,601
Mondelez International Holdings Netherlands BV 0.75%, 09/24/2024(a)		2,939	2,817,120

			11,037,242

Energy – 2.2%
Continental Resources, Inc./OK 3.80%, 06/01/2024		2,749	2,716,891
Devon Energy Corp. 5.25%, 09/15/2024		2,834	2,817,789
Energy Transfer LP 4.25%, 04/01/2024		401	398,526
EQT Corp. 6.125%, 02/01/2025(c)		1,235	1,236,581
Marathon Petroleum Corp. 3.625%, 09/15/2024		2,868	2,816,663
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		2,778	2,722,468

			12,708,918

Technology – 1.8%
Dell International LLC/EMC Corp. 4.00%, 07/15/2024		2,850	2,817,339
Hewlett Packard Enterprise Co. 5.90%, 10/01/2024		3,535	3,534,576
Microchip Technology, Inc. 0.972%, 02/15/2024		1,481	1,466,042
Oracle Corp. 2.95%, 11/15/2024		3,037	2,957,916

			10,775,873

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		2,300	2,245,165

			79,711,580

Utility – 2.4%
Electric – 2.4%
CenterPoint Energy, Inc. 2.50%, 09/01/2024		2,893	2,822,382
DTE Energy Co. 4.22%, 11/01/2024(c)		2,976	2,929,961
Enel Finance International NV 2.65%, 09/10/2024(a)		3,009	2,928,238
Eversource Energy 4.20%, 06/27/2024		2,957	2,928,228

abfunds.com	AB ULTRA SHORT INCOME ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southern California Edison Co. 1.10%, 04/01/2024	U.S.$	2,754	$2,709,964

			14,318,773

Total Corporates - Investment Grade (cost $299,690,883)			300,202,353

ASSET-BACKED SECURITIES – 9.4%
Other ABS - Fixed Rate – 4.8%
ACHV ABS Trust Series 2023-2PL, Class A 6.42%, 05/20/2030(a)		45	45,080
Series 2023-3PL, Class A 6.60%, 08/19/2030(a)		399	399,031
Series 2023-4CP 6.81%, 11/25/2030(a)		845	844,950
Affirm Asset Securitization Trust Series 2022-A, Class B 4.64%, 05/17/2027(a)		1,200	1,166,251
Series 2022-Z1, Class A 4.55%, 06/15/2027(a)		237	233,934
Series 2023-B, Class A 6.82%, 09/15/2028(a)		1,200	1,208,181
Series 2023-X1, Class A 7.11%, 11/15/2028(a)		864	864,679
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		1,221	1,207,418
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		785	776,097
Granite Park Equipment Leasing LLC Series 2023-1A 6.51%, 05/20/2030(a)		2,418	2,426,534
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)		1,680	1,661,802
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035(a)		3,500	3,536,216
Marlette Funding Trust Series 2023-2A, Class A 6.04%, 06/15/2033(a)		985	981,293
NMEF Funding LLC Series 2023-A, Class A2 6.57%, 06/17/2030(a)		2,200	2,211,918

20 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)	U.S.$	700	$701,783
Series 2023-3, Class A 7.60%, 12/16/2030(a)		1,272	1,277,087
Series 2023-5, Class A 7.179%, 04/15/2031(a)		399	399,703
Series 2023-6, Class A 7.128%, 06/16/2031(a)		1,000	1,000,907
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)		856	857,548
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031(a)		505	505,275
Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(a)		47	46,614
Series 2022-3A, Class A 7.60%, 04/15/2029(a)		772	776,186
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		528	531,894
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)		1,963	1,963,766
Series 2023-3 6.90%, 10/20/2033(a)		1,325	1,324,770
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)		1,170	1,168,287

			28,117,204

Autos - Fixed Rate – 3.9%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		316	315,860
BOF VII AL Funding Trust I Series 2023-CAR3, Class A2 6.291%, 07/26/2032(a)		2,011	2,009,591
Carvana Auto Receivables Trust Series 2023-N3, Class A 6.41%, 09/10/2027(a)		992	993,760
FHF Issuer Trust Series 2023-2A 6.79%, 10/15/2029(a)		1,469	1,477,856
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		687	684,217

abfunds.com	AB ULTRA SHORT INCOME ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	U.S.$	987	$985,893
7.50%, 12/15/2028(a)		1,300	1,310,218
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		1,444	1,444,728
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		202	201,981
Series 2023-2, Class A 7.59%, 04/16/2029(a)		1,624	1,628,424
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		3,900	3,915,552
Octane Receivables Trust Series 2023-2A, Class A2 5.88%, 06/20/2031(a)		2,559	2,551,760
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)		2,497	2,502,629
Series 2023-4A, Class A 7.54%, 03/25/2032(a)		1,300	1,301,279
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(a)		563	563,495
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		554	552,715
United Auto Credit Securitization Trust Series 2023-1, Class A 5.57%, 07/10/2025(a)		277	276,411

			22,716,369

Credit Cards - Fixed Rate – 0.7%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(a)		4,500	4,449,368

Total Asset-Backed Securities (cost $55,185,605)			55,282,941

GOVERNMENTS - TREASURIES – 6.2%
United States – 6.2%
U.S. Treasury Notes 5.476% (USBMMY3M + 0.12%), 07/31/2025(b)		20,000	20,005,368
5.52% (USBMMY3M + 0.17%), 04/30/2025(b)		5,000	5,006,364

22 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.521% (USBMMY3M + 0.17%), 10/31/2025(b)	U.S.$	9,500	$9,506,419
5.551% (USBMMY3M + 0.20%), 01/31/2025(b)		2,000	2,004,078

Total Governments - Treasuries (cost $36,480,040)			36,522,229

SHORT-TERM INVESTMENTS – 32.6%
Commercial Paper – 19.1%
AT&T, Inc. Zero Coupon, 03/19/2024(a)		800	786,257
Zero Coupon, 03/25/2024(a)		1,000	981,844
Australia & New Zealand Banking Group Ltd. Zero Coupon, 12/04/2023(a)		1,250	1,249,262
Zero Coupon, 07/10/2024(a)		1,100	1,063,391
Bank of Montreal Zero Coupon, 05/01/2024		5,200	5,079,274
Bayer Corp. Zero Coupon, 07/08/2024(a)		633	610,313
Zero Coupon, 07/15/2024(a)		2,400	2,311,344
BNP Paribas SA/New York NY Zero Coupon, 02/01/2024		1,500	1,485,932
Bunge Ltd. Finance Corp. Zero Coupon, 12/18/2023(a)		2,800	2,792,311
Cigna Group (The) Zero Coupon, 01/03/2024(a)		2,480	2,466,982
Credit Agricole Corporate and Investment Bank/New York Zero Coupon, 03/21/2024		3,200	3,145,977
DNB Bank ASA Zero Coupon%, 03/25/2024(a)		1,250	1,228,294
Zero Coupon, 05/14/2024(a)		2,742	2,673,408
Dominion Energy, Inc. Zero Coupon, 12/05/2023(a)		2,500	2,498,123
DTE Energy Co. Zero Coupon, 12/19/2023(a)		3,000	2,991,295
Fidelity National Information Services, Inc. Zero Coupon, 12/20/2023(a)		2,900	2,891,142
Glencore Funding LLC Zero Coupon, 12/11/2023(a)		750	748,729
HSBC USA, Inc. Zero Coupon, 02/26/2024(a)		1,600	1,578,220
Zero Coupon, 05/01/2024(a)		3,200	3,123,259
Intesa Sanpaolo Funding LLC Zero Coupon, 01/08/2024		1,200	1,192,470

abfunds.com	AB ULTRA SHORT INCOME ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Bank Corporate Markets PLC/ New York NY Zero Coupon, 07/12/2024	U.S.$	1,200	$1,159,350
Macquarie Bank Ltd. Zero Coupon, 03/01/2024(a)		5,200	5,125,843
Marriott International, Inc./MD Zero Coupon, 01/02/2024(a)		1,705	1,696,301
Zero Coupon, 01/12/2024(a)		2,200	2,185,321
Mitsubishi UFJ Trust & Banking Corp./NY Zero Coupon, 01/08/2024(a)		1,200	1,193,001
MUFG Bank Ltd./New York NY Zero Coupon, 12/14/2023		1,500	1,496,907
National Australia Bank Ltd. Zero Coupon, 03/04/2024(a)		3,700	3,645,794
National Bank of Canada Zero Coupon, 02/01/2024(a)		2,518	2,494,095
Natwest Markets PLC Series G Zero Coupon, 07/22/2024(a)		3,315	3,194,100
Nordea Bank Abp Zero Coupon, 04/15/2024(a)		4,700	4,603,613
Nutrien Ltd. Zero Coupon, 12/11/2023(a)		1,600	1,597,315
Parker-Hannifin Corp. Zero Coupon, 01/04/2024(a)		2,600	2,585,946
Royal Bank of Canada/New York Zero Coupon, 12/12/2023(a)		1,350	1,347,601
Skandinaviska Enskilda Banken AB Zero Coupon, 03/11/2024(a)		2,550	2,510,692
Zero Coupon, 04/11/2024(a)		2,700	2,645,305
Standard Chartered Bank/New York Zero Coupon, 02/01/2024(a)		1,900	1,882,327
Zero Coupon, 02/21/2024(a)		700	691,279
Sumitomo Mitsui Banking Corp. Zero Coupon, 02/07/2024(a)		2,600	2,572,803
Suncor Energy, Inc. Zero Coupon, 01/22/2024(a)		2,600	2,578,541
Svenska Handelsbanken AB Zero Coupon, 04/10/2024(a)		1,900	1,862,489
Zero Coupon, 06/18/2024(a)		4,700	4,557,340
Swedbank AB Zero Coupon, 12/01/2023		1,000	999,854
Toyota Motor Credit Corp. Zero Coupon, 02/12/2024		4,700	4,647,882
VW Credit, Inc. Zero Coupon, 01/16/2024(a)		5,200	5,162,023

24 | AB ULTRA SHORT INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Walt Disney Co. (The) Zero Coupon, 02/21/2024(a)	U.S.$	2,545	$2,512,331
Westpac Banking Corp. Zero Coupon, 01/26/2024(a)		500	495,840
5.73% (SOFR + 0.42%), 01/12/2024(a)(b)		2,700	2,700,842
WPP CP LLC Zero Coupon, 12/01/2023(a)		2,700	2,699,593

Total Commercial Paper (cost $111,723,898)			111,742,155

U.S. Treasury Bills – 11.6%
United States – 11.6%
U.S. Treasury Bill
Zero Coupon, 12/12/2023		9,500	9,484,688
Zero Coupon, 12/19/2023		9,700	9,674,392
Zero Coupon, 01/02/2024		10,355	10,306,354
Zero Coupon, 01/09/2024		10,320	10,260,914
Zero Coupon, 01/23/2024		5,000	4,961,170
Zero Coupon, 02/08/2024		4,200	4,157,818
Zero Coupon, 02/15/2024		9,700	9,592,492
Zero Coupon, 02/20/2024		5,000	4,940,825
Zero Coupon, 05/23/2024		5,000	4,874,817

Total U.S. Treasury Bills (cost $68,248,661)			68,253,470

Certificates of Deposit – 0.9%
Sumitomo Mitsui Trust Bank Ltd. 5.61%, 12/21/2023		967	967,118
Swedbank AB/New York
5.21%, 01/24/2024		250	249,856
5.47%, 02/23/2024		450	449,813
5.90%, 06/20/2024		2,200	2,203,255
Westpac Banking Corp./NY
5.44%, 12/01/2023		800	799,999
5.58%, 03/08/2024		850	849,696

Total Certificates of Deposit (cost $5,516,465)			5,519,737

Agencies – 0.7%
Agency Discount Notes – 0.7%
Federal Home Loan Bank Discount Notes Zero Coupon, 02/01/2024 (cost $3,914,150)		3,950	3,913,035

abfunds.com	AB ULTRA SHORT INCOME ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(d)(e)(f) (cost $1,686,584)	1,686,584	$1,686,584

Total Short-Term Investments (cost $191,089,758)		191,114,981

Total Investments – 99.4% (cost $582,446,286)		583,122,504
Other assets less liabilities – 0.6%		3,417,772

Net Assets – 100.0%		$586,540,276

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	267	March 2024	$ 54,591,070	$ 184,227

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2023, the aggregate market value of these securities amounted to $239,770,139 or 40.9% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2023.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2023.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

USBMMY3M – U.S. Treasury 3 Month Bill Money Market Yield

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $580,759,702)	$581,435,920
Affiliated issuers (cost $1,686,584)	1,686,584
Cash	4,463,445
Cash collateral due from broker	320,400
Unaffiliated interest and dividends receivable	3,235,485
Affiliated dividends receivable	49,855
Receivable due from Adviser	1,512

Total assets	591,193,201

Liabilities
Payable for investment securities purchased	4,460,869
Advisory fee payable	112,792
Payable for variation margin on futures	79,264

Total liabilities	4,652,925

Net Assets	$586,540,276

Composition of Net Assets
Capital stock, at par	$1,165
Additional paid-in capital	583,436,551
Distributable earnings	3,102,560

Net Assets	$586,540,276

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 11,651,000 shares outstanding)	$50.34

See notes to financial statements.

abfunds.com	AB ULTRA SHORT INCOME ETF | 27

STATEMENT OF OPERATIONS

Year Ended November 30, 2023

Investment Income
Interest (net of foreign taxes withheld of $4,400)	$20,402,161
Dividends—Affiliated issuers	703,761	$21,105,922

Expenses
Advisory fee (see Note B)	951,048

Total expenses	951,048
Less: expenses waived and reimbursed by the Adviser (see Note B)	(16,364)

Net expenses		934,684

Net investment income		20,171,238

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		61,192
In-kind redemptions		(7,322)
Futures		(35,799)
Net change in unrealized appreciation (depreciation) of:
Investments		775,411
Futures		192,977

Net gain on investment transactions		986,459

Net Increase in Net Assets from Operations		$21,157,697

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,171,238	$1,268,689
Net realized gain (loss) on investment transactions	18,071	(477,260)
Net change in unrealized appreciation (depreciation) of investments	968,388	(107,943)

Net increase in net assets from operations	21,157,697	683,486
Distribution to Shareholders	(18,014,901)	(731,044)
Transactions in Shares of the Fund
Net increase	433,330,965	150,050,000
Other capital	64,073	– 0	–

Total increase	436,537,834	150,002,442
Net Assets
Beginning of period	150,002,442	– 0	–

End of period	$586,540,276	$150,002,442

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Ultra Short Income ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on September 14, 2022. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.
1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

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NOTES TO FINANCIAL STATEMENTS (continued)

or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$300,202,353		$	– 0	–	$300,202,353
Asset-Backed Securities		– 0	–	55,282,941			– 0	–	55,282,941
Governments – Treasuries		– 0	–	36,522,229			– 0	–	36,522,229
Short-Term Investments:
Commercial Paper		– 0	–	111,742,155			– 0	–	111,742,155
U.S. Treasury Bills		– 0	–	68,253,470			– 0	–	68,253,470
Certificates of Deposit		– 0	–	5,519,737			– 0	–	5,519,737
Agencies		– 0	–	3,913,035			– 0	–	3,913,035
Investment Companies		1,686,584		– 0	–		– 0	–	1,686,584

Total Investments in Securities		1,686,584		581,435,920			– 0	–	583,122,504
Other Financial Instruments(a):
Assets:
Futures		184,227		– 0	–		– 0	–	184,227	(b)
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$1,870,811		$581,435,920		$	– 0	–	$583,306,731

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .25% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $16,364.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,864	$485,613	$485,790	$1,687	$704

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$384,287,375	$209,037,591
U.S. government securities	46,143,453	21,760,357

During the year ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$858,714		$1,643,422
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$582,462,280

Gross unrealized appreciation	$1,218,022
Gross unrealized depreciation	(557,798)

Net unrealized appreciation	$660,224

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2023, the Fund held futures for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$184,227	*

Total		$184,227

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(35,799)	$192,977

Total		$(35,799)	$192,977

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2023:

Futures:
Average notional amount of buy contracts	$29,138,440	(a)
Average notional amount of sale contracts	$19,227,164	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for five months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022		Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022

Shares sold	10,250,000	3,001,000		$513,575,312	$150,050,000

Shares redeemed	(1,600,000)	– 0	–	(80,244,347)	– 0	–

Net increase	8,650,000	3,001,000		$433,330,965	$150,050,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default,

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NOTES TO FINANCIAL STATEMENTS (continued)

causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

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Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests to the extent these expenses are not waived or reimbursed by the Adviser.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The net asset value per share (“NAV”) of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the

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NOTES TO FINANCIAL STATEMENTS (continued)

composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$18,014,901	$731,044

Total taxable distributions	$18,014,901	$731,044

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,705,903
Accumulated capital and other losses	(263,567	)(a)
Unrealized appreciation (depreciation)	660,224	(b)

Total accumulated earnings (deficit)	$3,102,560

(a)

As of November 30, 2023, the Fund had a net capital loss carryforward of $221,359. During the fiscal year, the Fund utilized $264,631 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2023, the cumulative deferred loss on straddles was $42,208.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $221,359, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended November 30, 2023	September 14, 2022(a) to November 30, 2022

Net asset value, beginning of period	$ 49.98	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	2.63	.42

Net realized and unrealized gain (loss) on investment transactions	.14	(.20)

Net increase in net asset value from operations	2.77	.22

Less: Dividends

Dividends from net investment income	(2.41)	(.24)

Net asset value, end of period	$ 50.34	$ 49.98

Total Return

Total investment return based on net asset value(d)	5.66%	.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$586,540	$150,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.25%	.25%^

Expenses, before waivers/reimbursements	.25%	.25%^

Net investment income(c)	5.30%	3.98%^

Portfolio turnover rate(e)	114%	35%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Ultra Short Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Ultra Short Income ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2023. For foreign shareholders, 64.62% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Matthew S. Sheridan(2), Vice President Lucas Krupa(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Ultra Short Income Investment Team. Messrs. Sheridan and Krupa are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2022)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Gary L. Moody,## Chairman of the Board 71 (2022)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2022)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 80 (2022)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2022)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2022)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2022)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2022)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None
ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Onur Erzan, 48	President and Chief Executive Officer	See biography above.

Matthew S. Sheridan, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director – US Multi-Sector Fixed Income.

Lucas Krupa, 36	Vice President	Senior Vice President of the Adviser**, and Money Markets Associate on the Fixed Income Cash Management Team, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2019.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB ULTRA SHORT INCOME ETF | 59

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

60 | AB ULTRA SHORT INCOME ETF	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Ultra Short Income ETF (the “Fund”) for an initial two-year period at meetings held in-person on May 3-4, 2022 (the “ May Meeting”) and August 2-3, 2022 (together with the May Meeting, the “Meetings”)

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise

abfunds.com	AB ULTRA SHORT INCOME ETF | 61

of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with those for other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did

abfunds.com	AB ULTRA SHORT INCOME ETF | 63

not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

64 | AB ULTRA SHORT INCOME ETF	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB ULTRA SHORT INCOME ETF | 65

NOTES

66 | AB ULTRA SHORT INCOME ETF	abfunds.com

NOTES

abfunds.com	AB ULTRA SHORT INCOME ETF | 67

NOTES

68 | AB ULTRA SHORT INCOME ETF	abfunds.com

AB ULTRA SHORT INCOME ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF01-USI-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB US HIGH DIVIDEND ETF

(NYSE: HIDV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB US High Dividend ETF (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB US HIGH DIVIDEND ETF | 1

ANNUAL REPORT

January 19, 2024

This report provides management’s discussion of fund performance for the AB US High Dividend ETF for the annual reporting period ended November 30, 2023.

The Fund’s investment objective is current income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	Since Inception[1]

AB US High Dividend ETF	10.73%	13.74%

Benchmark: S&P 500 Total Return Index	10.17%	15.40%

1	Inception date: 3/21/2023

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, Standard & Poor’s (“S&P”) 500 Total Return Index, for the six- and 12-month periods ended November 30, 2023.

Since its inception, the Fund underperformed the benchmark. Both security and sector selection detracted, relative to the benchmark. Within security selection, positions in Gap and Eli Lilly were the largest contributors. Conversely, holdings in Organon and Medical Properties Trust detracted the most. An underweight to consumer staples and a modest overweight to consumer discretionary contributed, while an overweight to real estate and underweight to technology detracted.

During the trailing six-month period, security selection was the primary contributor, while sector selection detracted. The largest contributors to security selection were Gap, KeyCorp and Corebridge Financial. Sector selection detracted due to underweights to energy and technology, as well as an overweight to real estate.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended November 30, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5%

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threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory. As the period ended, equity markets rallied sharply as Treasury yields eased, soft-landing optimism accelerated and the prospect of 2024 rate cuts gained momentum, underpinned by a rapid deceleration of inflation and softening economic data. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value by a wide margin, led by the technology sector and artificial intelligence optimism. Large-cap stocks rose, significantly outperforming small-cap stocks, which declined.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies. A company is considered to be a U.S. company if: (i) the company is domiciled or organized in the U.S.; (ii) the company has securities that are traded principally in the U.S.; or (iii) the company conducts a substantial part of its economic activities in the U.S. The Fund may also invest to a lesser degree in the equity securities of non-U.S. companies.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than other funds investing in U.S. equity securities, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2 billion or more.

The Fund is “non-diversified.”

abfunds.com	AB US HIGH DIVIDEND ETF | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500 Total Return Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Total Return Index® includes 500 US stocks and reflects the actual rate of return of an investment or a pool of investments over a given evaluation period. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk: The Fund invests in publicly traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions and non-economic factors such as market perceptions and social or political events.

Dividend Paying Securities Risk: The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Quantitative Models: The Adviser uses quantitative models to identify investment opportunities. These models are based on the assumption that price movements in most markets display very similar patterns. There is

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DISCLOSURES AND RISKS (continued)

the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Adviser recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the Adviser and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Adviser will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the

abfunds.com	AB US HIGH DIVIDEND ETF | 5

DISCLOSURES AND RISKS (continued)

Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

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DISCLOSURES AND RISKS (continued)

performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB US HIGH DIVIDEND ETF | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/21//20231 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB US High Dividend ETF (from 3/21/20231 to 11/30/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/21/2023

Information about the Fund’s NAV, market price and, premiums and discounts is available on the Fund’s website at www.abfunds.com.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

AB US High Dividend ETF

Since Inception[1]	13.74%	13.74%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.45% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	Inception date: 3/21/2023

abfunds.com	AB US HIGH DIVIDEND ETF | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

AB US High Dividend ETF

Since inception[1]	19.90%

1	Inception date: 3/21/2023

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB US HIGH DIVIDEND ETF | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,107.30	$2.38	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

12 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Apple, Inc.	$507,736	7.5%

Microsoft Corp.	465,301	6.9

NVIDIA Corp.	228,705	3.4

Amazon.com, Inc.	190,648	2.8

Alphabet, Inc. – Class A	137,831	2.0

Eli Lilly & Co.	137,712	2.0

Broadcom, Inc.	123,122	1.8

Home Depot, Inc. (The)	110,662	1.6

Adobe, Inc.	105,094	1.6

Meta Platforms, Inc. – Class A	87,022	1.3

	$2,093,833	30.9%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB US HIGH DIVIDEND ETF | 13

PORTFOLIO OF INVESTMENTS

November 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 26.6%
Communications Equipment – 1.2%
Cisco Systems, Inc.	1,699	$82,198

IT Services – 1.2%
International Business Machines Corp.	507	80,390

Semiconductors & Semiconductor Equipment – 6.0%
Broadcom, Inc.	133	123,122
Intel Corp.	1,245	55,652
NVIDIA Corp.	489	228,705

		407,479

Software – 10.7%
Adobe, Inc.(a)	172	105,094
Manhattan Associates, Inc.(a)	252	56,209
Microsoft Corp.	1,228	465,301
Oracle Corp.	62	7,205
ServiceNow, Inc.(a)	122	83,660

		717,469

Technology Hardware, Storage & Peripherals – 7.5%
Apple, Inc.	2,673	507,736

		1,795,272

Financials – 18.0%
Banks – 3.1%
Bank OZK	718	30,055
JPMorgan Chase & Co.	162	25,285
KeyCorp	5,040	62,446
Synovus Financial Corp.	944	29,066
TFS Financial Corp.	4,172	55,112
Webster Financial Corp.	121	5,427

		207,391

Capital Markets – 1.6%
Janus Henderson Group PLC	2,111	55,287
Lazard Ltd. – Class A	1,829	54,833

		110,120

Consumer Finance – 0.9%
OneMain Holdings, Inc.	1,380	58,374

Financial Services – 6.0%
Apollo Global Management, Inc.	602	55,384
Berkshire Hathaway, Inc. – Class B(a)	178	64,080
Corebridge Financial, Inc.	2,452	51,565
Mastercard, Inc. – Class A	131	54,212
MGIC Investment Corp.	2,993	52,647
UWM Holdings Corp.	10,097	55,029

14 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Visa, Inc. – Class A	72	$18,481
Western Union Co. (The)	4,397	51,137

		402,535

Insurance – 4.3%
Assured Guaranty Ltd.	460	31,239
Axis Capital Holdings Ltd.	876	49,354
Fidelity National Financial, Inc.	1,234	55,332
Old Republic International Corp.	1,801	52,787
Prudential Financial, Inc.	561	54,855
Unum Group	1,177	50,611

		294,178

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
AGNC Investment Corp.	3,229	28,480
Annaly Capital Management, Inc.	1,556	28,117
Rithm Capital Corp.	5,297	54,983
Starwood Property Trust, Inc.	1,392	27,659

		139,239

		1,211,837

Health Care – 10.8%
Biotechnology – 2.4%
AbbVie, Inc.	486	69,202
Amgen, Inc.	194	52,310
Gilead Sciences, Inc.	534	40,904

		162,416

Health Care Equipment & Supplies – 1.1%
Medtronic PLC	946	74,989

Health Care Providers & Services – 1.7%
Cigna Group (The)	161	42,324
CVS Health Corp.	481	32,684
UnitedHealth Group, Inc.	71	39,261

		114,269

Pharmaceuticals – 5.6%
Bristol-Myers Squibb Co.	1,349	66,614
Eli Lilly & Co.	233	137,712
Johnson & Johnson	92	14,229
Merck & Co., Inc.	409	41,914
Organon & Co.	3,392	38,397
Pfizer, Inc.	2,631	80,167

		379,033

		730,707

Consumer Discretionary – 10.6%
Automobile Components – 0.4%
Phinia, Inc.	996	25,398

abfunds.com	AB US HIGH DIVIDEND ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 1.0%
Ford Motor Co.	1,206	$12,374
Tesla, Inc.(a)	243	58,339

		70,713

Broadline Retail – 3.2%
Amazon.com, Inc.(a)	1,305	190,648
Kohl’s Corp.	1,116	26,170

		216,818

Specialty Retail – 5.6%
Best Buy Co., Inc.	803	56,965
Gap, Inc. (The)	3,914	78,554
Home Depot, Inc. (The)	353	110,662
TJX Cos., Inc. (The)	774	68,197
Williams-Sonoma, Inc.	334	62,638

		377,016

Textiles, Apparel & Luxury Goods – 0.4%
Carter’s, Inc.	377	25,708

		715,653

Communication Services – 6.9%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	4,474	74,134
Verizon Communications, Inc.	2,158	82,716

		156,850

Interactive Media & Services – 4.6%
Alphabet, Inc. – Class A(a)	1,040	137,831
Alphabet, Inc. – Class C(a)	601	80,486
Meta Platforms, Inc. – Class A(a)	266	87,022

		305,339

		462,189

Real Estate – 6.2%
Health Care REITs – 1.4%
Healthpeak Properties, Inc.	1,026	17,770
Medical Properties Trust, Inc.	5,072	24,599
Omega Healthcare Investors, Inc.	1,506	47,816

		90,185

Office REITs – 1.6%
Boston Properties, Inc.	472	26,871
Cousins Properties, Inc.	1,263	25,917
Highwoods Properties, Inc.	1,397	26,473
Kilroy Realty Corp.	883	29,121

		108,382

Residential REITs – 0.8%
Apartment Income REIT Corp.	1,722	53,589

Retail REITs – 0.4%
Simon Property Group, Inc.	236	29,474

16 | AB US HIGH DIVIDEND ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized REITs – 2.0%
EPR Properties	1,159	$51,714
Gaming and Leisure Properties, Inc.	551	25,748
VICI Properties, Inc.	1,975	59,033

		136,495

		418,125

Energy – 6.1%
Oil, Gas & Consumable Fuels – 6.1%
Antero Midstream Corp.	3,978	52,987
Chevron Corp.	470	67,492
Devon Energy Corp.	671	30,175
Exxon Mobil Corp.	292	30,000
HF Sinclair Corp.	869	45,605
Kinder Morgan, Inc.	3,396	59,668
Phillips 66	506	65,218
Valero Energy Corp.	449	56,287

		407,432

Utilities – 4.1%
Electric Utilities – 0.9%
Avangrid, Inc.	1,649	50,905
Entergy Corp.	98	9,938

		60,843

Gas Utilities – 0.7%
National Fuel Gas Co.	972	49,368

Independent Power and Renewable Electricity Producers – 1.7%
Clearway Energy, Inc. – Class A	2,442	57,802
Vistra Corp.	1,514	53,611

		111,413

Multi-Utilities – 0.8%
Public Service Enterprise Group, Inc.	894	55,812

		277,436

Industrials – 4.1%
Industrial Conglomerates – 0.0%
3M Co.	23	2,279

Machinery – 1.6%
Allison Transmission Holdings, Inc.	586	31,339
Caterpillar, Inc.	275	68,948
Snap-on, Inc.	14	3,846

		104,133

Professional Services – 1.6%
ManpowerGroup, Inc.	720	53,431
Robert Half, Inc.	699	57,304

		110,735

abfunds.com	AB US HIGH DIVIDEND ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.9%
Fastenal Co.	959	$57,511

		274,658

Consumer Staples – 3.1%
Food Products – 0.8%
Bunge Global SA	471	51,749

Household Products – 0.2%
Procter & Gamble Co. (The)	77	11,821

Tobacco – 2.1%
Altria Group, Inc.	1,570	66,003
Philip Morris International, Inc.	829	77,395

		143,398

		206,968

Materials – 2.9%
Chemicals – 0.9%
LyondellBasell Industries NV – Class A	600	57,060

Containers & Packaging – 1.3%
Ardagh Metal Packaging SA	7,649	30,749
International Paper Co.	1,540	56,887

		87,636

Metals & Mining – 0.7%
Southern Copper Corp.	690	49,632

		194,328

Total Common Stocks (cost $6,153,720)		6,694,605

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(b)(c)(d) (cost $28,195)	28,195	28,195

Total Investments – 99.8% (cost $6,181,915)		6,722,800
Other assets less liabilities – 0.2%		15,635

Net Assets – 100.0%		$6,738,435

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

18 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,153,720)	$6,694,605
Affiliated issuers (cost $28,195)	28,195
Unaffiliated dividends receivable	17,965
Affiliated dividends receivable	88
Receivable due from Advisor	3

Total assets	6,740,856

Liabilities
Advisory fee payable	2,421

Total liabilities	2,421

Net Assets	$6,738,435

Composition of Net Assets
Capital stock, at par	$12
Paid-in capital	6,305,120
Distributable earnings	433,303

Net Assets	$6,738,435

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 120,020 shares outstanding)	$56.14

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 19

STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to November 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $328)	$145,567
Affiliated issuers	603	$146,170

Expenses
Advisory fee (see Note B)	20,135

Total expenses	20,135
Less: expenses waived and reimbursed by the Adviser (see Note B)	(13)

Net expenses		20,122

Net investment income		126,048

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(159,568)
In-kind redemptions		329,406
Net change in unrealized appreciation (depreciation) of investments		540,885

Net gain on investment transactions		710,723

Net Increase in Net Assets from Operations		$836,771

(a)	Commencement of operations.

See notes to financial statements.

20 | AB US HIGH DIVIDEND ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to November 30, 2023
Increase in Net Assets from Operations
Net investment income	$126,048
Net realized gain on investment transactions	169,838
Net change in unrealized appreciation (depreciation) of investments	540,885

Net increase in net assets from operations	836,771
Distribution to Shareholders	(84,230)
Transactions in Shares of the Fund
Net increase	5,985,894

Total increase	6,738,435
Net Assets
Beginning of period	– 0	–

End of period	$6,738,435

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US HIGH DIVIDEND ETF | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US High Dividend ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of

22 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchangetraded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in

abfunds.com	AB US HIGH DIVIDEND ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$6,694,605		$	– 0	–	$	– 0	–	$6,694,605
Short-Term Investments	28,195			– 0	–		– 0	–	28,195

Total Investments in Securities	6,722,800			– 0	–		– 0	–	6,722,800
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$6,722,800		$	– 0	–	$	– 0	–	$6,722,800

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

24 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund

abfunds.com	AB US HIGH DIVIDEND ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .45% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $13.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0 –	$168	$140	$28	$1

26 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,427,643		$6,402,450
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$4,193,159	$3,222,014

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,183,865

Gross unrealized appreciation	$715,270
Gross unrealized depreciation	(176,335)

Net unrealized appreciation	$538,935

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2023.

abfunds.com	AB US HIGH DIVIDEND ETF | 27

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to November 30, 2023	March 22, 2023(a) to November 30, 2023

Shares sold	180,020	$9,210,518

Shares redeemed	(60,000)	(3,224,624)

Net increase	120,020	$5,985,894

(a)	Commencement of operations.

28 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Dividend Paying Securities Risk—The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Quantitative Models—The Adviser uses quantitative models to identify investment opportunities. These models are based on the assumption that price movements in most markets display very similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Adviser recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the Adviser and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Adviser will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

abfunds.com	AB US HIGH DIVIDEND ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV than on the NAV of a diversified fund.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the

30 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

abfunds.com	AB US HIGH DIVIDEND ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2023 was as follows:

2023
Distributions paid from:
Ordinary income	$84,230

Total taxable distributions	$84,230

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$41,818
Accumulated capital and other losses	(147,450	)(a)
Unrealized appreciation (depreciation)	538,935	(b)

Total accumulated earnings (deficit)	$433,303

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $147,450.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $147,450, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of gains from redemptions-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

32 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB US HIGH DIVIDEND ETF | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 50.00

Income From Investment Operations
Net investment income(b)(c)	1.05

Net realized and unrealized gain on investment transactions	5.79

Net increase in net asset value from operations	6.84

Less: Dividends

Dividends from net investment income	(.70)

Net asset value, end of period	$ 56.14

Total Return

Total investment return based on net asset value(d)	13.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,738

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.45	%^

Expenses, before waivers/reimbursements	.45	%^

Net investment income(c)	2.82	%^
Portfolio turnover rate(e)	100%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

34 | AB US HIGH DIVIDEND ETF	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US High Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US High Dividend ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence

abfunds.com	AB US HIGH DIVIDEND ETF | 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

36 | AB US HIGH DIVIDEND ETF	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Vikas Kapoor(2), Senior Vice President Eugene Smit(2), Vice President Cherie Tian(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s US Systematic Equity Income Investment Team. Messrs. Kapoor, Smit and Ms. Tian are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB US HIGH DIVIDEND ETF | 37

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 48 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

abfunds.com	AB US HIGH DIVIDEND ETF | 39

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017 - June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014 - 2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,# 80 (2023)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

abfunds.com	AB US HIGH DIVIDEND ETF | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB US HIGH DIVIDEND ETF | 45

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Vikas Kapoor 52	Senior Vice President	Senior Vice President and Head of Hedge Fund Solutions of the Adviser**, with which he has been associated since prior to 2019.

Eugene Smit 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Cherie Tian 34	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

46 | AB US HIGH DIVIDEND ETF	abfunds.com

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2023. For individual shareholders, the Fund designates 90.08% of dividends paid as qualified dividend income. For corporate shareholders, 58.54% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB US HIGH DIVIDEND ETF | 47

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

48 | AB US HIGH DIVIDEND ETF	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB US HIGH DIVIDEND ETF | 49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US High Dividend ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

abfunds.com	AB US HIGH DIVIDEND ETF | 51

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the

52 | AB US HIGH DIVIDEND ETF	abfunds.com

Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB US HIGH DIVIDEND ETF | 53

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

54 | AB US HIGH DIVIDEND ETF	abfunds.com

NOTES

abfunds.com	AB US HIGH DIVIDEND ETF | 55

NOTES

56 | AB US HIGH DIVIDEND ETF	abfunds.com

AB US HIGH DIVIDEND ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-UHD-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB US LOW VOLATILITY

EQUITY ETF

(NYSE: LOWV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB US Low Volatility Equity ETF (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 1

ANNUAL REPORT

January 18, 2024

This report provides management’s discussion of fund performance for the AB US Low Volatility Equity ETF for the annual reporting period ended November 30, 2023.

The Fund’s investment objective is capital appreciation with an emphasis on lower volatility compared to the broader equity market.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	Since Inception[1]

AB US Low Volatility Equity ETF	9.99%	16.09%

Benchmark: S&P 500 Index	10.17%	15.40%

1	Inception date: 3/21/2023

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended November 30, 2023.

Since its inception date, the Fund has outperformed the benchmark, before sales charges. Security selection drove outperformance, relative to the benchmark. Security selection within health care and financials contributed most, while selection within industrials and consumer discretionary detracted. Sector selection was also positive. Gains from an overweight to technology and an underweight to real estate offset losses from an overweight to health care and an underweight to consumer discretionary.

During the six-month period, the Fund underperformed the benchmark, before sales charges. Sector selection drove underperformance. An overweight to health care and an underweight to energy detracted and offset gains from an underweight to real estate and an overweight to financials. Security selection was positive. Security selection within health care and technology added to returns, while selection within industrials and consumer discretionary detracted.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended November 30, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric

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that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory. As the period ended, equity markets rallied sharply as Treasury yields eased, soft-landing optimism accelerated and the prospect of 2024 rate cuts gained momentum, underpinned by a rapid deceleration of inflation and softening economic data. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value by a wide margin, led by the technology sector and artificial intelligence optimism. Large-cap stocks rose, significantly outperforming small-cap stocks, which declined.

The Fund’s Senior Investment Management Team (the “Team”) continues to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin the Team’s investment philosophy in good and bad times. For long-term, outcome-oriented investors, the Team believes that companies with these features are best positioned to deliver strong returns through changing environments.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies. A company is considered to be a U.S. company if: (i) the company is domiciled or organized in the U.S.; (ii) the company has securities that are traded principally in the U.S.; or (iii) the company conducts a substantial part of its economic activities in the U.S. The Fund may also invest to a lesser degree in the equity securities of non-U.S. companies.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks

(continued on next page)

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 3

to manage the Fund so that it is subject to less share price volatility than other funds investing in U.S. equity securities, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2 billion or more.

The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk: The Fund invests in publicly traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions and non-economic factors such as market perceptions and social or political events.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 5

DISCLOSURES AND RISKS (continued)

The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/21//20231 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB US Low Volatility Equity ETF (from 3/21/20231 to 11/30/2023) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/21/2023

Information about the Fund’s NAV, market price, and premiums and discounts is available on the Fund’s website at www.abfunds.com.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

AB US Low Volatility Equity ETF

Since Inception[1]	16.09%	16.09%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.48% gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	Inception date: 3/21/2023

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

Market Returns (reflects applicable sales charges)

AB US Low Volatility Equity ETF

Since inception[1]	19.02%

1	Inception date: 3/21/2023

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,099.90	$2.53	0.48%
Hypothetical**	$1,000	$1,022.66	$2.43	0.48%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

12 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $15.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$1,386,811	9.2%

Alphabet, Inc. – Class C	727,186	4.8

Apple, Inc.	622,276	4.1

Broadcom, Inc.	475,825	3.2

UnitedHealth Group, Inc.	403,668	2.7

Visa, Inc. – Class A	369,876	2.5

Adobe, Inc.	368,439	2.5

Merck & Co., Inc.	352,019	2.3

AutoZone, Inc.	344,511	2.3

AbbVie, Inc.	328,494	2.2

	$5,379,105	35.8%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 13

PORTFOLIO OF INVESTMENTS

November 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Information Technology – 31.0%
IT Services – 2.6%
Amdocs Ltd.	2,060	$172,566
VeriSign, Inc.(a)	1,043	221,325

		393,891

Semiconductors & Semiconductor Equipment – 5.5%
Analog Devices, Inc.	552	101,226
Broadcom, Inc.	514	475,825
KLA Corp.	316	172,100
NVIDIA Corp.	162	75,767

		824,918

Software – 18.8%
Adobe, Inc.(a)	603	368,439
Fortinet, Inc.(a)	1,250	65,700
Gen Digital, Inc.	9,444	208,524
Intuit, Inc.	461	263,443
Microsoft Corp.	3,660	1,386,811
Nice Ltd. (Sponsored ADR)(a)	311	59,012
Oracle Corp.	2,335	271,350
ServiceNow, Inc.(a)	286	196,122

		2,819,401

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	3,276	622,276

		4,660,486

Health Care – 14.7%
Biotechnology – 4.4%
AbbVie, Inc.	2,307	328,494
Gilead Sciences, Inc.	2,449	187,593
Vertex Pharmaceuticals, Inc.(a)	421	149,375

		665,462

Health Care Providers & Services – 5.6%
Cencora, Inc.	413	83,992
Elevance Health, Inc.	316	151,519
McKesson Corp.	447	210,340
UnitedHealth Group, Inc.	730	403,668

		849,519

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc.	108	53,542

Pharmaceuticals – 4.3%
Bristol-Myers Squibb Co.	1,405	69,379
Eli Lilly & Co.	378	223,413
Merck & Co., Inc.	3,435	352,019

		644,811

		2,213,334

14 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 13.4%
Banks – 2.0%
JPMorgan Chase & Co.	1,877	$292,962

Capital Markets – 2.5%
Cboe Global Markets, Inc.	880	160,327
MSCI, Inc.	136	70,836
S&P Global, Inc.	362	150,530

		381,693

Financial Services – 3.9%
Fiserv, Inc.(a)	596	77,844
Mastercard, Inc. – Class A	346	143,185
Visa, Inc. – Class A	1,441	369,876

		590,905

Insurance – 5.0%
Everest Group Ltd.	521	213,896
Marsh & McLennan Cos., Inc.	1,276	254,460
Progressive Corp. (The)	804	131,880
Willis Towers Watson PLC	582	143,347

		743,583

		2,009,143

Communication Services – 10.4%
Diversified Telecommunication Services – 2.4%
Comcast Corp. – Class A	5,461	228,761
Verizon Communications, Inc.	3,325	127,447

		356,208

Entertainment – 1.5%
Electronic Arts, Inc.	1,610	222,196

Interactive Media & Services – 6.5%
Alphabet, Inc. – Class C(a)	5,430	727,186
Meta Platforms, Inc. – Class A(a)	781	255,504

		982,690

		1,561,094

Industrials – 8.3%
Aerospace & Defense – 1.5%
Lockheed Martin Corp.	500	223,885

Construction & Engineering – 0.7%
AECOM	1,174	104,322

Electrical Equipment – 0.5%
Eaton Corp. PLC	316	71,950

Professional Services – 5.6%
Automatic Data Processing, Inc.	620	142,550
Booz Allen Hamilton Holding Corp.	622	77,831

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Experian PLC (Sponsored ADR)	3,513	$129,103
Genpact Ltd.	5,139	174,520
Paychex, Inc.	1,317	160,635
RELX PLC (Sponsored ADR)	2,468	95,215
Verisk Analytics, Inc.	291	70,256

		850,110

		1,250,267

Consumer Staples – 7.0%
Beverages – 1.8%
Coca-Cola Co. (The)	3,278	191,566
Keurig Dr Pepper, Inc.	2,476	78,167

		269,733

Consumer Staples Distribution & Retail – 2.3%
Koninklijke Ahold Delhaize NV (Sponsored ADR)	3,978	115,203
Walmart, Inc.	1,451	225,906

		341,109

Household Products – 1.2%
Procter & Gamble Co. (The)	1,215	186,527

Tobacco – 1.7%
Philip Morris International, Inc.	2,708	252,819

		1,050,188

Consumer Discretionary – 6.7%
Broadline Retail – 1.0%
Amazon.com, Inc.(a)	1,022	149,304

Hotels, Restaurants & Leisure – 2.0%
Booking Holdings, Inc.(a)	53	165,662
Compass Group PLC (Sponsored ADR)	5,380	136,437

		302,099

Specialty Retail – 3.7%
AutoZone, Inc.(a)	132	344,511
O’Reilly Automotive, Inc.(a)	99	97,256
Ulta Beauty, Inc.(a)	252	107,349

		549,116

		1,000,519

Utilities – 3.0%
Electric Utilities – 1.8%
American Electric Power Co., Inc.	2,341	186,227
NextEra Energy, Inc.	1,461	85,483

		271,710

Multi-Utilities – 1.2%
Ameren Corp.	1,323	102,651
CenterPoint Energy, Inc.	2,880	81,418

		184,069

		455,779

16 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 2.5%
Oil, Gas & Consumable Fuels – 2.5%
Exxon Mobil Corp.	618	$63,494
Shell PLC (ADR)	4,734	311,497

		374,991

Real Estate – 0.9%
Industrial REITs – 0.4%
First Industrial Realty Trust, Inc.	1,384	65,117

Specialized REITs – 0.5%
Public Storage	255	65,984

		131,101

Total Common Stocks (cost $13,364,234)		14,706,902

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(b)(c)(d) (cost $245,924)	245,924	245,924

Total Investments – 99.6% (cost $13,610,158)		14,952,826
Other assets less liabilities – 0.4%		66,642

Net Assets – 100.0%		$15,019,468

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 17

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,364,234)	$14,706,902
Affiliated issuers (cost $245,924)	245,924
Receivable for investment securities sold	116,871
Unaffiliated dividends receivable	17,664
Affiliated dividends receivable	1,107
Receivable due from Adviser	33

Total assets	15,088,501

Liabilities
Payable for investment securities purchased	63,507
Advisory fee payable	5,526

Total liabilities	69,003

Net Assets	$15,019,468

Composition of Net Assets
Capital stock, at par	$26
Paid-in capital	13,680,672
Distributable earnings	1,338,770

Net Assets	$15,019,468

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 260,020 shares outstanding)	$57.76

See notes to financial statements.

18 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

STATEMENT OF OPERATIONS

For the Period from March 22, 2023(a) to November 30, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $425)	$98,962
Affiliated issuers	10,268	$109,230

Expenses
Advisory fee (see Note B)	30,547

Total expenses	30,547
Less: expenses waived and reimbursed by the Adviser (see Note B)	(159)

Net expenses		30,388

Net investment income		78,842

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(37,870)
In-kind redemptions		17,178
Net change in unrealized appreciation (depreciation) of investments		1,342,668

Net gain on investment transactions		1,321,976

Net Increase in Net Assets from Operations		$1,400,818

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 19

STATEMENT OF CHANGES IN NET ASSETS

	March 22, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$78,842
Net realized loss on investment transactions	(20,692)
Net change in unrealized appreciation (depreciation) of investments	1,342,668

Net increase in net assets from operations	1,400,818
Distribution to Shareholders	(44,870)
Transactions in Shares of the Fund
Net increase (decrease)	13,663,520

Total increase	15,019,468
Net Assets
Beginning of period	– 0	–

End of period	$15,019,468

(a)	Commencement of operations.

See notes to financial statements.

20 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Low Volatility Equity ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 21

NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

22 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$14,706,902		$	– 0	–	$	– 0	–	$14,706,902
Short-Term Investments	245,924			– 0	–		– 0	–	245,924

Total Investments in Securities	14,952,826			– 0	–		– 0	–	14,952,826
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$14,952,826		$	– 0	–	$	– 0	–	$14,952,826

(a)	See Portfolio of Investments for sector classifications.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash

24 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $159.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 25

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0 –	$1,302	$1,056	$246	$10

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.
NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,107,852		$2,010,469
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$8,363,458		$75,576
U.S. government securities	– 0	–	– 0	–

26 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$13,611,929

Gross unrealized appreciation	$1,492,767
Gross unrealized depreciation	(151,870)

Net unrealized appreciation	$1,340,897

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 27

NOTES TO FINANCIAL STATEMENTS (continued)

variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	March 22, 2023(a) to November 30, 2023	March 22, 2023(a) to November 30, 2023

Shares sold	270,020	$14,218,038

Shares redeemed	(10,000)	(554,518)

Net increase	260,020	$13,663,520

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The net asset value per share (“NAV”) of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

30 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2023 was as follows:

2023
Distributions paid from:
Ordinary income	$44,870

Total taxable distributions	$44,870

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$33,972
Accumulated capital and other losses	(36,099	)(a)
Unrealized appreciation (depreciation)	1,340,897	(b)

Total accumulated earnings (deficit)	$1,338,770

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $36,099.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $36,099, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of gains from redemptions-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment loss(b)(c)	.47

Net realized and unrealized gain on investment transactions	7.56

Net increase in net asset value from operations	8.03

Less: Dividends

Dividends from net investment income	(.27)

Net asset value, end of period	$ 57.76

Total Return

Total investment return based on net asset value(d)	16.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,019

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.48	%^

Expenses, before waivers/reimbursements	.48	%^

Net investment income(c)	1.24	%^

Portfolio turnover rate(e)	22%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB US Low Volatility Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Low Volatility Equity ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 35

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2023. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 56.91% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

36 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Kent W. Hargis(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Transfer Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Equities Investment Team. Mr. Hargis is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 37

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 48 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 39

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,# 80 (2023)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 41

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 45

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Kent W. Hargis 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Chief Investment Officer of Strategic Core Equities since 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 47

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

48 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US Low Volatility Equity ETF (the “Fund”) for an initial two-year period at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 49

that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

50 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 51

Adviser’s institutional fee schedule and the schedule of fees for other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

52 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 53

NOTES

54 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

NOTES

abfunds.com	AB US LOW VOLATILITY EQUITY ETF | 55

NOTES

56 | AB US LOW VOLATILITY EQUITY ETF	abfunds.com

AB US LOW VOLATILITY EQUITY ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-ULVE-0151-1123

NOV    11.30.23

ANNUAL REPORT

AB US LARGE CAP STRATEGIC EQUITIES ETF

(NYSE: LRGC)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB US Large Cap Strategic Equities ETF (the “Fund”).

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 1

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2 | US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,039.20	$0.97	**	0.48%
Hypothetical***	$1,000	$1,022.66	$2.43		0.48%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**

Expenses paid are based on the period from September 20, 2023 (commencement of operations) and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the since inception period).

***	Assumes 5% annual return before expenses.

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 3

PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $37.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$3,400,338	9.1%

Alphabet, Inc. – Class C	1,941,706	5.2

Apple, Inc.	1,823,900	4.9

Visa, Inc. – Class A	1,465,386	3.9

UnitedHealth Group, Inc.	1,379,660	3.7

Amazon.com, Inc.	1,304,584	3.5

NVIDIA Corp.	1,213,214	3.2

Meta Platforms, Inc. – Class A	973,599	2.6

Walmart, Inc.	814,103	2.2

Progressive Corp. (The)	740,103	2.0

	$15,056,593	40.3%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

4 | US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Information Technology – 28.1%
Electronic Equipment, Instruments & Components – 0.7%
CDW Corp./DE	1,238	$261,069

Semiconductors & Semiconductor Equipment – 6.8%
Broadcom, Inc.	432	399,916
KLA Corp.	382	208,045
NVIDIA Corp.	2,594	1,213,214
NXP Semiconductors NV	1,827	372,854
QUALCOMM, Inc.	2,787	359,662

		2,553,691

Software – 15.1%
Adobe, Inc.(a)	1,053	643,393
Autodesk, Inc.(a)	385	84,096
Gen Digital, Inc.	11,187	247,009
Microsoft Corp.	8,974	3,400,338
Oracle Corp.	6,290	730,961
ServiceNow, Inc.(a)	478	327,784
Workday, Inc. – Class A(a)	723	195,731

		5,629,312

Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	9,602	1,823,900
Western Digital Corp.(a)	4,705	227,298

		2,051,198

		10,495,270

Health Care – 15.8%
Biotechnology – 2.5%
Regeneron Pharmaceuticals, Inc.(a)	492	405,314
Vertex Pharmaceuticals, Inc.(a)	1,502	532,925

		938,239

Health Care Equipment & Supplies – 2.3%
Edwards Lifesciences Corp.(a)	4,653	315,055
Medtronic PLC	6,864	544,109

		859,164

Health Care Providers & Services – 5.9%
Elevance Health, Inc.	1,071	513,534
HCA Healthcare, Inc.	1,233	308,842
UnitedHealth Group, Inc.	2,495	1,379,660

		2,202,036

Life Sciences Tools & Services – 3.4%
Illumina, Inc.(a)	1,390	141,711
IQVIA Holdings, Inc.(a)	2,503	535,892

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Thermo Fisher Scientific, Inc.	643	$318,774
Waters Corp.(a)	945	265,176

		1,261,553

Pharmaceuticals – 1.7%
Roche Holding AG (Sponsored ADR)	11,695	394,004
Zoetis, Inc.	1,395	246,455

		640,459

		5,901,451

Financials – 12.8%
Banks – 3.0%
Bank of America Corp.	13,101	399,449
PNC Financial Services Group, Inc. (The)	1,203	161,154
Wells Fargo & Co.	12,384	552,203

		1,112,806

Capital Markets – 2.8%
Charles Schwab Corp. (The)	6,721	412,132
Goldman Sachs Group, Inc. (The)	1,438	491,135
LPL Financial Holdings, Inc.	675	150,052

		1,053,319

Financial Services – 4.4%
PayPal Holdings, Inc.(a)	3,023	174,155
Visa, Inc. – Class A	5,709	1,465,386

		1,639,541

Insurance – 2.6%
Progressive Corp. (The)	4,512	740,103
Willis Towers Watson PLC	1,007	248,024

		988,127

		4,793,793

Communication Services – 11.1%
Diversified Telecommunication Services – 1.2%
Comcast Corp. – Class A	10,418	436,410

Entertainment – 0.8%
Walt Disney Co. (The)(a)	3,405	315,609

Interactive Media & Services – 7.8%
Alphabet, Inc. – Class C(a)	14,499	1,941,706
Meta Platforms, Inc. – Class A(a)	2,976	973,599

		2,915,305

Wireless Telecommunication Services – 1.3%
T-Mobile US, Inc.	3,265	491,219

		4,158,543

Consumer Discretionary – 8.8%
Automobiles – 0.4%
Stellantis NV	7,438	161,107

6 | US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Broadline Retail – 3.5%
Amazon.com, Inc.(a)	8,930	$1,304,584

Hotels, Restaurants & Leisure – 1.6%
Hyatt Hotels Corp. – Class A	1,874	215,060
Restaurant Brands International, Inc.	5,229	371,677

		586,737

Specialty Retail – 2.2%
AutoZone, Inc.(a)	104	271,433
Home Depot, Inc. (The)	1,727	541,397

		812,830

Textiles, Apparel & Luxury Goods – 1.1%
NIKE, Inc. – Class B	3,796	418,585

		3,283,843

Industrials – 6.9%
Aerospace & Defense – 0.5%
RTX Corp.	2,289	186,508

Building Products – 1.0%
Otis Worldwide Corp.	4,166	357,401

Construction & Engineering – 0.4%
MasTec, Inc.(a)	2,447	148,386

Electrical Equipment – 1.9%
Eaton Corp. PLC	2,676	609,298
Sensata Technologies Holding PLC	3,601	117,069

		726,367

Ground Transportation – 1.3%
CSX Corp.	14,979	483,822

Machinery – 1.3%
PACCAR, Inc.	5,517	506,571

Professional Services – 0.5%
Booz Allen Hamilton Holding Corp.	1,489	186,318

		2,595,373

Consumer Staples – 5.6%
Beverages – 1.8%
Coca-Cola Co. (The)	7,674	448,469
Constellation Brands, Inc. – Class A	957	230,149

		678,618

Consumer Staples Distribution & Retail – 3.1%
Costco Wholesale Corp.	576	341,418
Walmart, Inc.	5,229	814,103

		1,155,521

Household Products – 0.7%
Procter & Gamble Co. (The)	1,820	279,406

		2,113,545

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 3.2%
Energy Equipment & Services – 1.1%
Baker Hughes Co.	11,712	$395,280

Oil, Gas & Consumable Fuels – 2.1%
Chevron Corp.	1,965	282,174
EOG Resources, Inc.	4,126	507,787

		789,961

		1,185,241

Materials – 2.5%
Chemicals – 2.5%
Corteva, Inc.	3,248	146,810
Linde PLC	990	409,632
LyondellBasell Industries NV – Class A	3,888	369,749

		926,191

Real Estate – 1.8%
Industrial REITs – 1.0%
Prologis, Inc.	3,405	391,337

Specialized REITs – 0.8%
American Tower Corp.	1,390	290,204

		681,541

Utilities – 1.6%
Electric Utilities – 1.6%
American Electric Power Co., Inc.	3,806	302,767
NextEra Energy, Inc.	5,038	294,774

		597,541

Total Common Stocks (cost $35,177,645)		36,732,332

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(b)(c)(d) (cost $594,230)	594,230	594,230

Total Investments – 99.8% (cost $35,771,875)		37,326,562
Other assets less liabilities – 0.2%		85,615

Net Assets – 100.0%		$37,412,177

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

8 | US LARGE CAP STRATEGIC EQUITIES ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $35,177,645)	$36,732,332
Affiliated issuers (cost $594,230)	594,230
Receivable for shares of beneficial interest sold	2,328,732
Unaffiliated dividends receivable	51,716
Affiliated dividends receivable	2,580
Receivable due from Adviser	78

Total assets	39,709,668

Liabilities
Payable for investment securities purchased	2,285,283
Advisory fee payable	12,208

Total liabilities	2,297,491

Net Assets	$37,412,177

Composition of Net Assets
Capital stock, at par	$72
Paid-in capital	35,885,788
Distributable earnings	1,526,317

Net Assets	$37,412,177

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 720,020 shares outstanding)	$51.96

See notes to financial statements.

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 9

STATEMENT OF OPERATIONS

For the Period from September 20, 2023(a) to November 30, 2023

Investment Income
Dividends
Unaffiliated issuers	$67,008
Affiliated issuers	4,224
Interest	29	$71,261

Expenses
Advisory fee (see Note B)	19,950

Total expenses	19,950
Less: expenses waived and reimbursed by the Adviser (see Note B)	(118)

Net expenses		19,832

Net investment income		51,429

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(79,799)
Net change in unrealized appreciation (depreciation) of investments		1,554,687

Net gain on investment transactions		1,474,888

Net Increase in Net Assets from Operations		$1,526,317

(a)	Commencement of operations.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	September 20, 2023(a) to November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,429
Net realized loss on investment transactions	(79,799)
Net change in unrealized appreciation (depreciation) of investments	1,554,687

Net increase in net assets from operations	1,526,317
Transactions in Shares of the Fund
Net increase	35,885,860

Total increase	37,412,177
Net Assets
Beginning of period	– 0	–

End of period	$37,412,177

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 11

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 12 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Large Cap Strategic Equities ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on September 20, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open

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NOTES TO FINANCIAL STATEMENTS (continued)

futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market

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NOTES TO FINANCIAL STATEMENTS (continued)

participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$36,732,332		$	– 0	–	$	– 0	–	$36,732,332
Short-Term Investments	594,230			– 0	–		– 0	–	594,230

Total Investments in Securities	37,326,562			– 0	–		– 0	–	37,326,562
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$37,326,562		$	– 0	–	$	– 0	–	$37,326,562

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net invest-

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NOTES TO FINANCIAL STATEMENTS (continued)

ment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer

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NOTES TO FINANCIAL STATEMENTS (continued)

agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $118.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$742	$148	$594	$4

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,221,544		$948,770
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and

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NOTES TO FINANCIAL STATEMENTS (continued)

losses in connection with each in-kind redemption transaction. For the period ended November 30, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$29,984,670	$	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$35,771,875

Gross unrealized appreciation	$1,845,230
Gross unrealized depreciation	(290,543)

Net unrealized appreciation	$1,554,687

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than

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NOTES TO FINANCIAL STATEMENTS (continued)

NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	September 20, 2023(a) to November 30, 2023	September 20, 2023(a) to November 30, 2023

Shares sold	720,020	$35,885,860

Net increase	720,020	$35,885,860

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in small-and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants

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NOTES TO FINANCIAL STATEMENTS (continued)

are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2023 was as follows:

2023
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions	$	– 0	–

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$51,429
Accumulated capital and other losses	(79,799	)(a)
Unrealized appreciation (depreciation)	1,554,687

Total accumulated earnings (deficit)	$1,526,317

(a)	As of November 30, 2023, the Fund had a net capital loss carryforward of $79,799.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund had a net short-term capital loss carryforward of $79,799, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial

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NOTES TO FINANCIAL STATEMENTS (continued)

statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	September 20, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.12

Net realized and unrealized gain on investment transactions	1.84

Net increase in net asset value from operations	1.96

Net asset value, end of period	$ 51.96

Total Return

Total investment return based on net asset value(d)	3.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,412

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.48	%^

Expenses, before waivers/reimbursements	.48	%^

Net investment income(c)	1.24	%^

Portfolio turnover rate(e)	4%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB US Large Cap Strategic Equities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Large Cap Strategic Equities ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from September 20, 2023 (commencement of operations) to November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from September 20, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	US LARGE CAP STRATEGIC EQUITIES ETF | 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Shri Singhvi(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Strategic Equities Investment Team. Mr. Singhvi is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 48 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,# 80 (2023)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Shri Singhvi 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer – Strategic Equities.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB US Large Cap Strategic Equities ETF (the “Fund”) for an initial two-year period at a meeting held by video conference on January 31-February 1, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed

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advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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AB US LARGE CAP STRATEGIC EQUITIES ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-ULCSE-0151-1123

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Tax-Aware Short Duration ETF	2022	$23,000	$—	$12,000
	2023	$23,000	$—	$13,025
AB Ultra Short Income ETF	2022	$23,000	$—	$12,000
	2023	$23,000	$—	$14,150
AB Disruptors ETF	2023	$23,000	$—	$13,286
AB US Low Volatility Equity ETF	2023	$23,000	$—	$13,000
AB US High Yield ETF	2022	$117,549	$—	$23,009
	2023	$129,450	$—	$25,836
AB US High Dividend ETF	2023	$23,000	$—	$13,000
AB US Large Cap Strategic Equities ETF	2023	$23,000	$—	$11,700

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Tax-Aware Short Duration ETF	2022	$1,944,458	$12,000
			$—
			$(12,000)
	2023	$2,124,488	$13,025
			$—
			$(13,025)
AB Ultra Short Income ETF	2022	$1,944,458	$12,000
			$—
			$(12,000)
	2023	$2,125,613	$14,150
			$—
			$(14,150)
AB Disruptors ETF	2023	$2,124,749	$13,286
			$—
			$(13,286)
AB US Low Volatility Equity ETF	2023	$2,124,463	$13,000
			$—
			$(13,000)
AB US High Dividend ETF	2023	$2,124,463	$13,000
			$—
			$(13,000)
AB US High Yield ETF	2022	$1,944,458	$23,009
			$—
			$(23,009)
	2023	$2,133,574	$25,836
			$—
			$(25,836)
AB US Large Cap Strategic Equities ETF	2023	$2,123,163	$11,700
			$—
			$(11,700)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 29, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	January 29, 2024